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Kemper Income Funds


PROSPECTUS January 1, 1999, as revised February 8, 1999


KEMPER INCOME FUNDS
222 South Riverside Plaza, Chicago, Illinois 60606 (800) 621-1048

This prospectus describes a choice of seven funds managed by Scudder Kemper Investments, Inc.


Kemper High Yield Fund
Kemper High Yield Opportunity Fund
Kemper Income And Capital Preservation Fund
Kemper Short-Term U.S. Government Fund
Kemper Strategic Income Fund*
Kemper U.S. Government Securities Fund
Kemper U.S. Mortgage Fund

*Formerly Kemper Diversified Income Fund




Mutual funds:

o   are not FDIC-insured

o   have no bank guarantees

o   may lose value

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ABOUT THE FUNDS

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES COMMON TO THE FUNDS

This prospectus presents a selection of funds which seek to provide income, each with a distinct investment approach. Investors receive the benefits of professional management and liquidity through a single investment in shares of a fund.

These income funds offer you the opportunity to earn current income, paid monthly. The income funds invest primarily in debt securities. While market appreciation or depreciation is part of an income fund's return, interest income is the most important feature of these funds. Investors who are seeking higher income than a money market fund provides, or who are seeking to balance their growth investments with income, are typical shareholders in income funds.

PRINCIPAL RISK FACTORS COMMON TO THE FUNDS

There are market and investment risks with any security. The value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Interest rates. Interest rate risk is the risk that the value of a fund's investments will go down when interest rates rise. Normally the value of a fund's investments varies inversely with changes in interest rates so that in periods of rising interest rates, the value of a fund's portfolio declines.

Maturity. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment.

Prepayment risk. Prepayment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Prepayment rates usually increase when interest rates are falling.

Portfolio   strategy.   The  portfolio   management  team's  skill  in  choosing
appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

No government guarantee. The government guarantee of the U.S. Government securities in which certain funds invest (principally the Government, Mortgage and Short-Term Government funds) does not guarantee the market value of the shares of the funds.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting a fund's real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds.

                               2 About The Funds

KEMPER HIGH YIELD FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Kemper High Yield Fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund's investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. The fund's investment objective may be changed without a vote of shareholders.

The fund invests predominantly in high yield, fixed income securities and foreign securities.

Principal risks

The fund's principal risks are associated with investing in fixed income securities: interest rate movements, credit quality, maturity, principal prepayment, and the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "About The Funds" at the front of this prospectus.

High Yield Fixed Income Securities. Investments in high yield fixed-income securities (often referred to as "junk bonds") are more likely to be affected by negative developments relating to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

Foreign Securities. Foreign investments by the fund involve risk and opportunity considerations not typically associated with investing in U.S. companies. The fund's net asset value may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. The fund's investments in foreign securities may be in developed countries or in countries considered by the fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

                            3 Kemper High Yield Fund

Total returns for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

YEAR                  PERFORMANCE

1988.................... 14.41%
1989.................... -1.14%
1990....................-12.98%
1991.................... 46.84%
1992.................... 17.08%
1993.................... 20.29%
1994.................... -1.72%
1995.................... 17.46%
1996.................... 13.49%
1997.................... 11.51%



For the period included in the bar chart, the fund's highest return for a calendar quarter was 23.40% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -11.77% (the third quarter of 1990).

The fund's year-to-date total return as of September 30, 1998 was ?-4.18%.

Average Annual Total Returns
                                                               Salomon Brothers
 For periods ended                                              Long-Term High
 December 31, 1997          Class A    Class B    Class C     Yield Bond Index+
 -----------------          -------    -------    -------     -----------------

 One Year                    6.48%      7.50%      10.53%            17.74%

 Five Years                 10.90%       --         --               13.65%

 Ten Years                  11.00%       --         --               13.01%

 Since Class Inception**    11.76%      10.41%     10.95%               *

-----------


* Index returns for the life of each class: 14.85% (5/31/94) for Class B and C shares. The Index was not in existence on the Class A inception date.

** Inception date for Class A, B and C shares is 1/26/78, 5/31/94 and 5/31/94, respectively.

+ The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

                            4 Kemper High Yield Fund

Shareholder fees: Fees paid directly from your investment.



                                               Class A     Class B      Class C
                                               -------     -------      -------

 Maximum Sales Charge (Load) Imposed on
   Purchases (as % of offering price)           4.5%        None         None

 Maximum Deferred Sales Charge (Load)
   (as % of redemption proceeds)                None(1)      4%           1%

 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                      None        None         None

 Redemption Fee                                 None        None         None

 Exchange Fee                                   None        None         None

-----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                            Class A     Class B     Class C
                                            -------     -------     -------

 Investment Management Fee                   0.52%       0.52%       0.52%

 Distribution (12b-1) Fees                   None        0.75%       0.75%

 Other Expenses                              0.37%       0.49%       0.44%
                                             -----       -----       -----

 Total Annual Fund Operating Expenses        0.89%       1.76%       1.71%



Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:



                                       Class A        Class B          Class C
                                       -------        -------          -------

 1 Year                                  $537            $579           $274

 3 Years                                 $721            $854           $539

 5 Years                                 $921          $1,154           $928

 10 Years                              $1,497          $1,632         $2,019


                            5 Kemper High Yield Fund

Fees and expenses if you did not sell your shares:



                                       Class A        Class B          Class C
                                       -------        -------          -------

 1 Year                                  $537            $179           $174

 3 Years                                 $721            $554           $539

 5 Years                                 $921            $954           $928

 10 Years                              $1,497          $1,632         $2,019


Principal strategies and investments

The primary objective of the fund is to achieve the highest level of current income obtainable from a diversified portfolio of fixed income securities which the investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective.

The fund anticipates that under normal circumstances 90 to 100% of its assets will be invested in fixed income securities. The high yield, fixed income securities in which the fund intends to invest (commonly referred to as "junk bonds") normally offer a current yield or yield to maturity that is significantly higher than the yield available from investment-grade securities (those rated in the four highest categories assigned by a nationally recognized statistical rating service such as Standard and Poor's Corporation or Moody's Investors Service, Inc.). The characteristics of the securities in the fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time.

In seeking to achieve its investment objectives, the fund will invest in fixed income securities based on the investment manager's analysis without relying on published ratings. The fund will invest in a particular security if in the view of the investment manager the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques which may impact fund performance, including options, futures and other strategic transactions. The fund is limited to 5% of net assets for initial margin and premium amounts on


                            6 Kemper High Yield Fund
futures positions considered speculative by the Commodities Futures Trading Commission. More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional information about principal risks

High yield securities. High yield, fixed income securities (commonly referred to as "junk bonds") have widely varying characteristics and quality. These lower rated and non-rated fixed income securities are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of these securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield, fixed income securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the fund's net asset value. In addition, the fund may have difficulty pricing or disposing of certain high yield, fixed income securities because they may have a thin trading market.

When investing in high yield, fixed income securities, the fund seeks to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the fund invests, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy.

Because not all dealers maintain markets in all high yield securities, the fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the fund's ability to dispose of particular issues and may also make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.



                            7 Kemper High Yield Fund

Foreign investing. The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.



                            8 Kemper High Yield Fund

KEMPER HIGH YIELD OPPORTUNITY FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Kemper High Yield Opportunity Fund seeks total return through high current income and capital appreciation. The fund's investment objective may be changed without a vote of shareholders.

The fund invests primarily in high yield bonds. It also has the flexibility to invest in equity securities and foreign debt securities including those from emerging markets. These investments are made to enhance total return.

Principal risks

The fund's principal risks are associated with investing in fixed income securities: interest rate movements, credit quality, maturity, principal prepayment, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "About The Funds" at the front of this prospectus.

High Yield Fixed Income Securities. Investments in high yield fixed-income securities (often referred to as "junk bonds") are more likely to be affected by negative developments relating to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

Common Stocks. To the extent the fund invests in equity securities, stock market movements will affect the fund's share prices on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the fund.

Foreign Securities. Foreign investments by the fund involve risk and opportunity considerations not typically associated with investing in U.S. companies. The fund's net asset value may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed.

The fund's investments in foreign securities may be in developed countries or in countries considered by the fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable.

Fee and Expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.



                      9 Kemper High Yield Opportunity Fund

Shareholder fees: Fees paid directly from your investment.



                                              Class A      Class B      Class C
                                              -------      -------      -------

 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)        4.5%         None        None

 Maximum Deferred Sales Charge (Load)
   (as % of redemption proceeds)                None(1)       4%          1%

 Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends/Distributions        None         None        None

 Redemption Fee                                 None         None        None

 Exchange Fee                                   None         None        None

-----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.



                                            Class A        Class B      Class C
                                            -------        -------      -------

 Management Fee                              0.65%          0.65%        0.65%

 Distribution (12b-1) Fees                    None          0.75%        0.75%

 Other Expenses                              0.62%          0.63%        0.63%
                                             -----          -----        -----

 Total Annual Fund Operating Expenses        1.27%          2.03%        2.03%



Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:



                                     Class A          Class B           Class C
                                     -------          -------           -------

 1 Year                               $574              $606             $306

 3 Years                              $835              $937             $637

 5 Years                            $1,116            $1,293           $1,093

 10 Years                           $1,915            $1,984           $2,358



                      10 Kemper High Yield Opportunity Fund

Fees and expenses if you did not sell your shares:




                                 Class A          Class B           Class C
                                 -------          -------           -------

 1 Year                           $574              $206             $206

 3 Years                          $835              $637             $637

 5 Years                        $1,116            $1,093           $1,093

 10 Years                       $1,915            $1,984           $2,358


Principal strategies and investments

The fund seeks total return through high current income and capital appreciation. The fund will invest primarily in fixed income securities and under normal market conditions, the fund will invest at least 65% of its total assets in high yield, fixed income securities. The fund anticipates that under normal conditions approximately 80 to 90% of its total assets will be held in high yield, fixed income securities.

The high yield, fixed income securities in which the fund intends to invest (commonly referred to as "junk bonds") normally offer a current yield or yield to maturity that is significantly higher than the yield available from investment grade securities (those rated in the four highest categories assigned by a nationally recognized statistical rating service such as Standard and Poor's Corporation or Moody's Investors Service, Inc.). The characteristics of the securities in the fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The fund may invest up to 20% of its total assets in common stocks, rights or other equity securities.

In seeking to achieve its investment objective, the fund will invest in fixed income securities based on the investment manager's analysis without relying on published ratings. The fund will invest in a particular security if in the view of the investment manager the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques which may impact fund performance, including options, futures and other strategic transactions. The


                              11 Kemper High Yield
fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission. More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional information about principal risks

High yield securities. High yield, fixed income securities (commonly referred to as "junk bonds") have widely varying characteristics and quality. These lower rated non-rated fixed income securities are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of these securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield, fixed income securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the fund's net asset value. In addition, the fund may have difficulty pricing or disposing of certain high yield, fixed income securities because they may have a thin trading market.

When investing in high yield, fixed income securities, the fund seeks to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the fund invests, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy.

Because not all dealers maintain markets in all high yield securities, the fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the fund's ability to dispose of particular issues and may also make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

                      12 Kemper High Yield Opportunity Fund

Foreign investing. The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.

Investment in emerging securities markets may entail the lack of adequate custody arrangements for the fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. Disclosure, regulatory and accounting standards in may respects are less stringent than in the United States and other-developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. The investment manager believes that these characteristics can be expected to continue in the future.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceedings with respect to sovereign debt on which a sovereign has defaulted, and fund may be unable to collect all or any parts of its investment in a particular issue.

                      13 Kemper High Yield Opportunity Fund

KEMPER INCOME AND CAPITAL PRESERVATION FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Kemper Income And Capital Preservation Fund seeks as high a level of current income as is consistent with reasonable risk, preservation of capital and ready marketability of its portfolio by investing primarily in a diversified portfolio of investment-grade debt securities. The fund's investment objective may be changed without a vote of shareholders.

The fund invests predominantly in investment-grade corporate bonds. These may include foreign securities.

In pursuit of its dual objectives, the fund focuses on:

o    Security selection

o    Asset allocation changes

o    Interest rate sensitivity adjustments.

Principal risks

The fund's principal risks are associated with investing in fixed income securities: interest rate movements, credit quality, maturity, principal prepayment, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "About The Funds" at the front of this prospectus.

Foreign securities. Foreign investments by the fund involve risk and opportunity considerations not typically associated with investing in U.S. companies. The fund's net asset value may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed.

The fund's investments in foreign securities may be in developed countries or in countries considered by the fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

                 14 Kemper Income and Capital Preservation Fund

Total returns for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

YEAR                  PERFORMANCE

1988.................... 10.43%
1989....................  8.55%
1990....................  6.48%
1991.................... 17.91%
1992....................  7.85%
1993.................... 11.71%
1994.................... -3.38%
1995.................... 21.35%
1996....................  2.02%
1997....................  8.62%



For the period included in the bar chart, the fund's highest return for a calendar quarter was 7.41% (the second quarter of 1995), and the fund's lowest return for a calendar quarter was -3.20% (the first quarter of 1994).

The fund's year-to-date total return as of September 30, 1998 was 7.85%.

Average Annual Total Returns


                                                                 Lehman Brothers
 For periods ended                                               Aggregate Bond
 December 31, 1997         Class A     Class B      Class C         Index+
 -----------------         -------     -------      -------         ------


 One Year                    3.71%       4.64%        7.78%         9.65%

 Five Years                  6.74%        --           --           7.48%

 Ten Years                   8.44%        --           --           9.18%

 Since Class Inception**     9.25%       7.29%        7.86%           *

-----------

* Index returns for the life of each class: 8.84% (5/31/94) for Class B and C shares. The Index was not in existence on the Class A shares inception date.

** Inception date for Class A, B and C shares is 4/15/74, 5/31/94 and 5/31/94, respectively.

+ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage backed securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

Fee and Expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.



                 15 Kemper Income and Capital Preservation Fund

Shareholder fees: Fees paid directly from your investment.

                                            Class A      Class B     Class B
                                            -------      -------     -------

 Maximum Sales Charge (Load) Imposed on
   Purchases (as % of offering price)         4.5%        None         None

 Maximum Deferred Sales Charge (Load)
   (as % of redemption proceeds)              None(1)      4%           1%

 Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends/Distributions         None        None         None

 Redemption Fee                               None        None         None

 Exchange Fee                                 None        None         None

-----------

1 The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.



                                             Class A     Class B     Class C
                                             -------     -------     -------

 Management Fee                               0.53%       0.53%       0.53%

 Distribution (12b-1) Fees                    None        0.75%       0.75%

 Other Expenses                               0.48%       0.60%       0.58%
                                              -----       -----       -----

 Total Annual Fund Operating Expenses         1.01%       1.88%       1.86%



Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:



                                       Class A        Class B          Class C
                                       -------        -------          -------

 1 Year                                  $548            $591           $289

 3 Years                                 $757            $891           $585

 5 Years                                 $983          $1,216         $1,006

 10 Years                               $1,631          $1,765         $2,180



Fees and expenses if you did not sell your shares:



                                       Class A        Class B         Class C
                                       -------        -------         -------

 1 Year                                  $548            $191           $189

 3 Years                                 $757            $591           $585

 5 Years                                 $983          $1,016         $1,006

 10 Years                              $1,631          $1,765         $2,180


                 16 Kemper Income and Capital Preservation Fund

Principal strategies and investments

The fund seeks as high a level of current income as is consistent with prudent investment management, preservation of capital and ready marketability of its portfolio by investing primarily in a diversified portfolio of investment grade debt securities.

Superior security selection with an emphasis on corporate bonds, is a critical focus. The investment manager seeks to buy and hold the securities of companies whose balance sheets, cash flows and/or fundamental business prospects are expected to improve, and conversely to sell securities which cannot meet these criteria. The fund will also trade securities based on their perceived value.


While the fund has the ability to invest up to 20% of its assets in high yield securities, the fund normally invests predominantly in corporate debt securities which are rated in the four highest grades by a nationally recognized statistical rating service such as Standard and Poor's Corporation or Moody's Investors Service, Inc. and Mortgage Backed Securities.


The investment manager seeks to determine the appropriate proportions among corporate bonds, U.S. Government Securities and Mortgage-Backed Securities. Within the corporate bond holdings of the fund, the investment manager's strategy focuses on specific industry weightings and overall credit quality.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques which may impact fund performance, including options, futures and other strategic transactions. The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission. More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional information about principal risks

Foreign investing. The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.

                 17 Kemper Income and Capital Preservation Fund

High Yield Fixed Income Securities. Investments in high yield fixed-income securities (often referred to as "junk bonds") are more likely to be affected by negative developments relating to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

                 18 Kemper Income and Capital Preservation Fund

KEMPER SHORT-TERM U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Kemper Short-Term U.S. Government Fund (formerly called Kemper Adjustable Rate U.S. Government Fund) seeks high current income and preservation of capital. The fund's investment objective and policies may be changed without a vote of shareholders.

Under normal market conditions, the fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including repurchase agreements of such securities. All of the securities in which the fund invests are U.S. dollar-denominated. Under normal market conditions, the fund maintains a dollar-weighted average portfolio maturity of less than three years. Short-term securities generally are more stable and less susceptible to principal decline than longer term securities. While short-term securities in most cases offer lower yields than securities with longer maturities, the fund will seek to enhance income through limited investment in fixed income securities other than U.S. Government Securities. The investment manager believes that this investment strategy allows the fund to seek both high current income and preservation of capital.

Principal risks

The  fund's  principal  risks are  associated  with  investing  in fixed  income securities: interest rate movements, maturity, principal prepayment, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "About The Funds" at the front of this prospectus.


Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance.


On February 5, 1999, Kemper Short-Intermediate Government Fund was reorganized into Kemper Adjustable Rate U.S. Government Fund. Kemper Adjustable Rate U.S. Government Fund was then renamed Kemper Short-Term U.S. Government Fund, and its objective and policies were changed accordingly. The information in the chart and the table reflects the performance of the fund under its former name, Kemper Adjustable Rate U.S. Government Fund and investment objective. The performance of the fund under its former name and investment objective should not be considered indicative of the future performance of the fund under its current name and investment objective. For comparison purposes, the table below reflects the performance of the fund compared to both the Salomon Brothers 6-Month T-Bill Index (an appropriate comparison to the fund under its former investment objective) and the Lehman Brothers 1-3 Year Government Bond Index (an appropriate comparison to the fund under its current investment objective).


The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


                   19 Kemper Short-Term U.S. Government Fund

Total returns for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

YEAR                  PERFORMANCE

1988....................  4.82%
1989.................... 11.64%
1990....................  7.19%
1991.................... 13.46%
1992....................  6.06%
1993....................  4.91%
1994.................... -0.44%
1995....................  8.51%
1996....................  4.73%
1997....................  5.98%


For the period included in the bar chart, the fund's highest return for a calendar quarter was 6.06% (the fourth quarter of 1990), and the fund's lowest return for a calendar quarter was -2.79% (the first quarter of 1990).

The fund's year-to-date total return as of September 30, 1998 was 2.20%.

Average Annual Total Returns


                                                         Salomon       Lehman
                                                        Brothers      Brothers
                                                         6-Month       1-3 Year
For periods ended                                        T-Bill      Government
December 31, 1997       Class A   Class B   Class C      Index+      Bond Index+
-----------------       -------   -------   -------      ------      -----------
One Year                2.27%     2.23%      5.37%       5.43%           6.66%

Five Years              3.96%      --         --         4.21%           5.72%

Ten Years               6.24%      --         --          --             7.35%

Since Class             6.21%     4.07%      4.67%         *               **
Inception***


-----------


*    Salomon  Brothers  6-Month T-Bill Index returns for the life of each class:
     5.22% (5/31/94) for Class B and C shares. The index was not in existence on the Class A shares inception date or at the ten-year period.



** Lehman Brothers 1-3 Year Government Bond Index returns for the life of each class: 7.42% (8/31/87) for Class A Shares; and 6.67% (5/31/94) for Class B and C Shares.


*** Inception date for Class A, B and C shares is 9/1/87, 5/31/94 and 5/31/94, respectively.


+ Salomon Brothers 6-month T-Bill Index is an unmanaged index based on the average monthly yield of a 6-month Treasury Bill. Rates of Treasury obligations are fixed at issuance, and payment of principal and interest is backed by the U.S. Treasury. Market value will generally fluctuate inversely with interest rates prior to maturity and will equal par at maturity. Lehman Brothers 1-3 Year Government Bond Index includes U.S. Government securities, U.S. Treasuries or agencies with maturities of 1 to 3 years. All bonds must have $100 million in outstanding principal. All securities must be fixed coupon bonds. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

                    20 Kemper Short-Term U.S. Government Fund

Fee and Expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.




                                              Class A      Class B       Class C
                                              -------      -------       -------

 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)        2.75%        None         None

 Maximum Deferred Sales Charge (Load)
   (as % of redemption proceeds)                None(1)       4%           1%

 Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends/Distributions        None         None         None

 Redemption Fee (as % of amount                 None         None         None
   redeemed, if applicable)

 Exchange Fee                                   None         None         None




-----------


(2) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.




                                            Class A        Class B       Class C
                                            -------        -------       -------

 Management Fee                              0.55%          0.55%         0.55%

 Distribution (12b-1) Fees                    None          0.75%         0.75%

 Other Expenses*                             0.56%          0.81%         0.56%
                                             -----          -----         -----

 Total Estimated Annual Fund                 1.11%          2.11%         1.86%
   Operating Expenses




-----------


*    Other expenses are based on estimated amount for the current fiscal year.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.


                    21 Kemper Short-Term U.S. Government Fund

Fees and expenses if you sold shares after:




                     Class A          Class B               Class C
                     -------          -------               -------

 1 Year               $385              $614                  $289

 3 Years              $618              $961                  $585

 5 Years              $870            $1,334                $1,006

 10 Years           $1,590            $1,950                $2,180



Fees and expenses if you did not sell your shares:



                      Class A          Class B         Class C
                      -------          -------         -------

 1 Year                $385              $214             $189

 3 Years               $618              $661             $585

 5 Years               $870            $1,134           $1,006

 10 Years            $1,590            $1,950           $2,180



Principal strategies and investments

The fund seeks high current income and preservation of capital from a portfolio composed primarily of short-term U.S. Government Securities.

The fund invests 100% of its total assets in U.S. dollar-denominated securities and normally at least 65% of its total assets in U.S. Government Securities and repurchase agreements of U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed by U.S. Government agencies or Government sponsored entities.

These instruments differ primarily in interest rates, the length of maturities, the nature of the government obligation and the dates of issuance. U.S. Treasury obligations are backed by the "full faith and credit" of the United States. In the case of U.S. Government agency obligations, some are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Government. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities of the type in which the fund may invest have historically involved little risk of loss of principal if held to maturity.

The maturity of a security held by the fund will generally be considered to be the time remaining until repayment of the principal amount of such security, except that the maturity of a security may be considered to be a shorter period in the case of (a) contractual rights to dispose of a security, because such rights limit the period during which the fund bears a market risk with respect to the security, and (b) Mortgage-Backed Securities, because of possible prepayment of principal on the mortgages underlying such securities.



                    22 Kemper Short-Term U.S. Government Fund

The fund may also invest up to 35% of its total assets in securities other than U.S. Government Securities. Such non-U.S. government securities include, but are not limited to, private collateralized mortgage obligations and other asset-backed securities rated investment grade by Moody's Investors Service, Inc. or Standard & Poor's Corporation and in other fixed income securities rated within the six highest grades by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities of comparable quality in the opinion of the investment manager, provided that the fund will invest only up to 10% of its total assets in corporate debt securities rated below investment grade. The fund may invest in any non-rated securities that are determined to be of comparable quality in the opinion of the investment manager.


Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques which may impact fund performance, including options, futures and other strategic transactions. The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission. More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


                    23 Kemper Short-Term U.S. Government Fund

KEMPER STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Kemper Strategic Income Fund (formerly called Kemper Diversified Income Fund) seeks a high current return. The fund's investment objective may be changed without a vote of shareholders.

The fund invests primarily in fixed-income securities. These include high yield, U.S. Government and foreign debt securities. The fund may also invest in dividend-paying common stocks.


Although the fund may invest in high-yield/high risk debt securities and foreign debt securities, the investment manager seeks to moderate overall portfolio risk through diversification. Factors considered include:

o    Relative value

o    Interest rate outlook

o    Yield curve outlook

o    Foreign currency outlook.

Principal risks

The fund's principal risks are associated with investing in fixed income securities: interest rate movements, credit quality, maturity, principal prepayment, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "About The Funds" at the front of this prospectus.

High Yield Fixed Income Securities. In addition, the fund may invest in high yield, fixed income securities. Investments in high yield fixed-income securities (often referred to as "junk bonds") are more likely to be affected by negative developments relating to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

Foreign Securities. Foreign investments by the fund involve risk and opportunity considerations not typically associated with investing in U.S. companies. The fund's net asset value may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. The fund's investments in foreign securities may be in developed countries or in countries considered by the fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable.

Common stocks. To the extent the fund invests in common stocks, stock market movements will affect the fund's share prices on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the fund.


                         24 Kemper Strategic Income Fund

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

YEAR                  PERFORMANCE

1988.................... 17.61%
1989....................  7.96%
1990....................-12.60%
1991.................... 51.69%
1992.................... 17.80%
1993.................... 20.88%
1994.................... -3.83%
1995.................... 19.67%
1996....................  8.58%
1997....................  8.25%


For the period included in the bar chart, the fund's highest return for a calendar quarter was 25.06% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -13.54% (the third quarter of 1990).

The fund's year-to-date total return as of September 30, 1998 was -0.94%.

Average Annual Total Returns


                                                                Lehman Brothers
For periods ended                                               Gov't/Corporate
December 31, 1997         Class A      Class B      Class C       Bond Index+
-----------------         -------      -------      -------       -----------

 One Year                    3.45%        4.18%        7.42%        9.76%

 Five Years                  9.33%         --           --          7.61%

 Ten Years                   11.96%        --           --          9.14%

 Since Class Inception**     10.42%       8.01%        8.70%          *

-----------


* Index returns for the life of each class: 9.51% (6/30/77) for Class A and 8.56% (5/31/94) for Classes B and C, respectively.


** Inception date for Class A, B and C shares is 6/23/77, 5/31/94 and 5/31/94, respectively.


+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.


                        25 Kemper Strategic Income Fund

Fee and Expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a shared class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.



                                              Class A      Class B      Class C
                                              -------      -------      -------

 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)        4.5%         None        None

 Maximum Deferred Sales Charge (Load)
   (as % of redemption proceeds)                None(1)       4%          1%

 Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends/Distributions        None         None        None

 Redemption Fee                                 None         None        None

 Exchange Fee                                   None         None        None

-----------


(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.



                                            Class A        Class B       Class C
                                            -------        -------       -------

 Management Fee                              0.56%          0.56%         0.56%

 Distribution (12b-1) Fees                    None          0.75%         0.75%

 Other Expenses                              0.48%          0.70%         0.53%
                                             -----          -----         -----

 Total Fund Operating Expenses               1.04%          2.01%         1.84%



Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:



                               Class A             Class B            Class C
                               -------             -------            -------

 1 Year                         $551               $604                $287

 3 Years                        $766               $931                $579

 5 Years                        $998             $1,283                $995

 10 Years                     $1,664             $1,856              $2,159


                         26 Kemper Strategic Income Fund

Fees and expenses if you did not sell your shares:



                               Class A             Class B            Class C
                               -------             -------            -------

 1 Year                         $551               $204                $187

 3 Years                        $766               $631                $579

 5 Years                        $998             $1,083                $995

 10 Years                     $1,664             $1,856              $2,159



Principal strategies and investments

Under normal market conditions, the fund will invest at least 65% of its total assets in income producing investments. To the extent the fund invests in equity securities, investment in equity securities will primarily be in dividend-paying common stocks. The percentage of assets invested in fixed income and equity securities will vary from time to time depending upon the judgment of the investment manager as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies.

The fund may invest without limit in high yield, fixed income securities that are in the lower rating categories and those that are non-rated.

The fund may invest up to 50% of its total assets in foreign debt or equity securities that are traded principally in securities markets outside the United States.

In seeking to achieve its investment objective, the fund will invest in fixed income securities based on the investment manager's analysis without relying on any published ratings. The fund will invest in a particular fixed income security if in the investment manager's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for a reasonable element of assumed risk. Since investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of the fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques which may impact fund performance, including options, futures and other strategic transactions. The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission. More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional information about principal risks

High yield securities. High yield, fixed income securities (commonly referred to as "junk bonds")have widely varying characteristics and quality. These lower


                         27 Kemper Strategic Income Fund
rated and non-rated fixed income  securities are considered,  on balance,  to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield, fixed income securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the fund's net asset value. In addition, the fund may have difficulty pricing or disposing of certain junk bonds because they may have a thin trading market.

When investing in high yield, fixed income securities, the fund seeks to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the fund invests, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy.

The fund may have difficulty disposing of certain high yield, fixed income securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the fund's ability to dispose of particular issues and may also make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Foreign investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


                         28 Kemper Strategic Income Fund

KEMPER U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Kemper U.S. Government Securities Fund seeks high current income, liquidity and security of principal. The fund's investment objective may be changed without a vote of shareholders.

The fund invests in a portfolio of U.S. Government Securities, and predominantly in Government National Mortgage Association ("GNMA") securities. The investment manager focuses on managing the portfolio's duration and selecting mortgage securities that are undervalued in comparison with other sectors of the market.

The fund is designed for the investor who seeks a higher yield than a money market fund or an insured bank certificate of deposit and less fluctuation in net asset value than a longer-term bond fund; unlike money market funds, however, the fund does not seek to maintain a stable net asset value and, unlike an insured bank certificate of deposit, the fund's shares are not insured.

Principal risks

The  fund's  principal  risks are  associated  with  investing  in fixed  income securities: interest rate movements, maturity, principal prepayment, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "About The Funds" at the front of this prospectus.

Mortgage-Backed Securities. The potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium.

Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the fund's average portfolio maturity. As a result, the fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

With respect to U.S. Government Securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. The fund will not invest in Mortgage-Backed Securities issued by private issuers.


                    29 Kemper U.S. Government Securities Fund

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

YEAR                  PERFORMANCE

1988....................  6.35%
1989.................... 14.00%
1990....................  9.68%
1991.................... 17.25%
1992....................  4.61%
1993....................  6.31%
1994.................... -3.06%
1995.................... 18.37%
1996....................  2.83%
1997....................  9.03%


For the period included in the bar chart, the fund's highest return for a calendar quarter was 7.91% (the second quarter of 1989), and the fund's lowest return for a calendar quarter was -2.45% (the first quarter of 1994).

The fund's year-to-date total return as of September 30, 1998 was 6.31%.

Average Annual Total Returns


For periods ended                                              Salomon Brothers
December 31, 1997         Class A     Class B    Class C     30 year GNMA Index+
-----------------         -------     -------    -------     -------------------
One Year                   4.09%       5.14%      8.15%               9.39%
Five Years                 5.48%         --          --               7.30%
Ten Years                  7.85%         --          --               9.51%
Since Class Inception**    8.98%       6.63%      7.20%               *

-----------


* Index returns for the life of each class: 8.81% (5/31/94) for Class A and B shares. The Index was not in existence on the Class A shares inception date.


** Inception date for Class A, B and C shares is 10/1/79, 5/31/94 and 5/31/94, respectively.


+ The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.


                    30 Kemper U.S. Government Securities Fund

Fee and Expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.



                                               Class A       Class B     Class C
                                               -------       -------     -------

 Maximum Sales Charge (Load) Imposed on
   Purchases (as % of offering price)           4.5%          None        None

 Maximum Deferred Sales Charge (Load)
   (as % of redemption proceeds)                None(1)        4%          1%

 Maximum Sales Charge (Load)
   Imposed on Reinvested                        None          None        None
   Dividends/Distributions

 Redemption Fee (as % of amount                 None          None        None
   redeemed, if applicable)

 Exchange Fee                                   None          None        None



-----------


(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.



                                          Class A     Class B     Class C

 Investment Management Fee                 0.41%       0.41%       0.41%

 Distribution (12b-1) Fees                 None        0.75%       0.75%

 Other Expenses                            0.39%       0.55%       0.51%
                                           -----       -----       -----

 Total Annual Fund Operating Expenses      0.80%       1.71%       1.67%



Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

                    31 Kemper U.S. Government Securities Fund

Fees and expenses if you sold shares after:



                                       Class A        Class B          Class C
                                       -------        -------          -------

 1 Year                                  $528            $574           $270

 3 Years                                 $694            $839           $526

 5 Years                                 $874          $1,128           $907

 10 Years                              $1,395          $1,555         $1,976



Fees and expenses if you did not sell your shares:



                                       Class A        Class B         Class C
                                       -------        -------         -------

 1 Year                                  $528            $174           $170

 3 Years                                 $694            $539           $526

 5 Years                                 $874            $928           $907

 10 Years                              $1,395          $1,555         $1,976



Principal strategies and investments

The fund seeks high current income, liquidity and security of principal by investing in obligations issued or guaranteed by the U.S. Government or its agencies, and by obtaining rights to acquire such securities.

The fund invests up to 100% in GNMA Certificates of the modified pass-through type. These GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee and represent an interest in one or a pool of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer of these Certificates on the underlying mortgages. Mortgages included in single family residential mortgage pools backing an issue of GNMA Certificates have a maximum maturity of 30 years. The registered holders of GNMA Certificates (such as the fund) receive scheduled payments of principal and interest each month.

The fund may also invest in other U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments:


o    direct obligations of the U.S. Treasury; and


o securities issued or guaranteed by U.S. Government agencies or Government sponsored entities.

These instruments differ primarily in interest rates, the length of maturities, the nature of the government obligation and the dates of issuance. U.S. Treasury obligations are backed by the "full faith and credit" of the United States. In the case of U.S. Government agency obligations, some are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Government. With respect to securities supported only by the credit of the issuing agency or by an additional


                    32 Kemper U.S. Government Securities Fund line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities of the type in which the fund may invest have historically involved little risk of loss of principal if held to maturity.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques which may impact fund performance, including options, futures and other strategic transactions. The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission. More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.



                    33 Kemper U.S. Government Securities Fund

KEMPER U.S. MORTGAGE FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Kemper U.S. Mortgage Fund seeks maximum current return from U.S. Government Securities. The fund's investment objective may be changed without a vote of shareholders.


The fund invests in a portfolio of U.S. Government Securities, predominantly in Mortgaged-Backed Securities. Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities in which the fund may invest include those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). The fund does not invest in Mortgage-Backed Securities issued by private issuers.


The dominant issuers or guarantors of Mortgage-Backed Securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured mortgages. FNMA and FHLMC issue Mortgage-Backed Securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities. Mortgage-Backed Securities issued by GNMA, FNMA and FHLMC are considered U.S. Government Securities.

Principal risks

The  fund's  principal  risks are  associated  with  investing  in fixed  income securities: interest rate movements, maturity, principal prepayment, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "About The Funds" at the front of this prospectus.

Mortgage-Backed Securities. The potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain Mortgage-Backed Securities, such as GNMA Certificates.

Prepayment (i.e. early return of principal) of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the fund's average portfolio maturity. As a result, the fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


                          34 Kemper U.S. Mortgage Fund

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The information provided in the chart is for Class B shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

YEAR                  PERFORMANCE

1988....................  4.50%
1989.................... 11.39%
1990....................  7.11%
1991.................... 17.02%
1992....................  4.45%
1993....................  4.82%
1994.................... -4.13%
1995.................... 16.94%
1996....................  1.76%
1997....................  8.01%


For the period included in the bar chart, the fund's highest return for a calendar quarter was 6.73% (the fourth quarter of 1991), and the fund's lowest return for a calendar quarter was -3.03% (the first quarter of 1992).

The fund's year-to-date total return as of September 30, 1998 was 5.80%.

Average Annual Total Returns



For periods ended                                           Salomon Brothers
December 31, 1997         Class A    Class B    Class C    30-Year GNMA Index+
-----------------         -------    -------    -------    -------------------
One Year                   4.01%      5.01%      8.15%            9.39%
Five Years                 5.15%      5.10%       --              7.30%
Ten Years                   --        7.01%       --              9.51%
Since Class Inception**    5.28%      7.13%      7.05%              *

-----------


* Index returns for the life of each class: 7.36% (1/31/92), and 8.81% (5/31/94) for Class A and C, respectively. The Index was not in existence on the B shares inception date.


** Inception date for Class A, B and C shares is 1/10/92, 10/26/84 and 5/31/94, respectively.


+ Salomon Brothers 30-Year GNMA Index, an unmanaged index, is based on total return with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.

                          35 Kemper U.S. Mortgage Fund

Fee and Expense information

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.



                                              Class A      Class B       Class C
                                              -------      -------       -------

 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)        4.5%         None         None

 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)         None(1)       4%           1%

 Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends/Distributions        None         None         None

 Redemption Fee                                 None         None         None

 Exchange Fee                                   None         None         None

-----------


(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.



                                            Class A        Class B       Class C
                                            -------        -------       -------

 Management Fee                              0.51%          0.51%         0.51%

 Distribution (12b-1) Fees                    None          0.75%         0.75%

 Other Expenses                              0.46%          0.65%         0.47%
                                             -----          -----         -----

 Total Annual Fund Operating Expenses        0.97%          1.91%         1.73%



Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.


                          36 Kemper U.S. Mortgage Fund

Fees and expenses if you sold shares after:



                                   Class A          Class B           Class C
                                   -------          -------           -------

 1 Year                             $545              $594             $276

 3 Years                            $745              $900             $545

 5 Years                             $962            $1,232             $939

 10 Years                         $1,586            $1,762           $2,040



Fees and expenses if you did not sell your shares:



                                  Class A          Class B           Class C
                                  -------          -------           -------

 1 Year                            $545              $194             $176

 3 Years                           $745              $600             $545

 5 Years                           $962            $1,032             $939

 10 Years                        $1,586            $1,762           $2,040



Principal strategies and investments

The fund seeks maximum current return from a portfolio of U.S. Government Securities.

Generally,   at  least  65%  of  the  fund's   total   assets  are  invested  in
Mortgage-Backed Securities.

U.S. Government Securities of the type in which the fund may invest have historically involved little risk of loss of principal due to borrower default if held to maturity, although valuations will change in various markets and, as a result, the value of fund shares when you redeem may be more or less than the amount invested.

Because the fund may engage in active and frequent trading of portfolio securities, the fund may have higher transaction costs which would affect the fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques which may impact fund performance, including options, futures and other strategic transactions. The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission. More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

                          37 Kemper U.S. Mortgage Fund

INVESTMENT MANAGER

The funds retain the investment management firm of Scudder Kemper Investments, Inc., Two International Place, Boston, MA, to manage their daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each fund pays Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

                                                        as a % of average
                                                         daily net assets
                                                         ----------------


Kemper High Yield Fund                                        0.52%

Kemper High Yield Opportunity Fund                            0.65%

Kemper Income and Capital Preservation Fund                   0.53%

Kemper Short-Term U.S. Government Fund                        0.55%

Kemper Strategic Income Fund                                  0.56%

Kemper U.S. Government Securities Fund                        0.41%

Kemper U.S. Mortgage Fund                                     0.51%




PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

                              38 Investment Manager

Kemper High Yield Fund




Name & Title                 Joined the Fund   Background
------------------------------------------------------------------------------------------------------------------

Harry E. Resis, Jr.,               1992        Joined  Scudder  Kemper in 1988 as a  portfolio  manager  on various
Co-Lead Portfolio Manager                      affiliated mutual funds.

Michael McNamara, Co-Lead          1990        Joined  Scudder  Kemper in 1972  serving as a  portfolio  manager on
Portfolio Manager                              various affiliated mutual funds.
--------------------------------------------------------------------------------------------------------------------




Kemper High Yield Opportunity Fund


Name & Title                 Joined the Fund   Background
------------------------------------------------------------------------------------------------------------------

Harry E. Resis, Jr.,               1992        Joined  Scudder  Kemper in 1988  serving as a  portfolio  manager on
Co-Lead Portfolio Manager                      various affiliated mutual funds.

Michael McNamara, Co-Lead          1990        Joined  Scudder  Kemper in 1972  serving as a  portfolio  manager on
Portfolio Manager                              various affiliated mutual funds.

Daniel J. Doyle                    1997        Joined  Scudder  Kemper in 1986,  serving as a fixed income  analyst
Portfolio Manager                              and in 1993, as a trader.
--------------------------------------------------------------------------------------------------------------------




Kemper Income and Capital Preservation Fund




Name & Title                 Joined the Fund   Background
--------------------------------------------------------------------------------------------------------------------

Robert S. Cessine,                 1994        Joined Scudder  Kemper in 1993, and is director of investment  grade
Lead Portfolio Manager                         corporate  and  sovereign  bond  research.  Before  joining  Scudder
                                               Kemper in 1993, Mr. Cessine was a senior corporate bond analyst and
                                               chairman  of the  bond  selection committee   of  an   unaffiliated
                                               investment management company.

Stephen A. Wohler                  1998        Joined  Scudder Kemper in 1979,  serving as a portfolio  manager for
Portfolio Manager                              various affiliated mutual funds.
--------------------------------------------------------------------------------------------------------------------


                             39 Investment Manager


Kemper Short-Term U.S. Government Fund

Kemper U.S. Government Securities Fund

Kemper U.S. Mortgage Fund




Name & Title                 Joined the Fund   Background
--------------------------------------------------------------------------------------------------------------------

Richard L. Vandenberg              1996        Joined  Scudder  Kemper  in 1996.  He began  his  investment  career
Lead Portfolio Manager                         in  1973.  Prior  to  joining  Scudder  Kemper  he  was a  portfolio manager for an unaffiliated investment management firm.

Scott E. Dolan                     1998        Joined  Scudder  Kemper in 1989. He began his  investment  career in
Portfolio Manager                              1993 as a portfolio manager for an affiliated mutual fund.

John E. Dugenske                   1998        Joined Scudder Kemper in 1998.  He began his investment career in
Portfolio Manager                              1990.  Prior to joining Scudder Kemper he was a portfolio manager for an unaffiliated investment management firm.
--------------------------------------------------------------------------------------------------------------------




Kemper Strategic Income Fund (formerly Kemper Diversified Income Fund)




Name & Title                 Joined the Fund   Background
--------------------------------------------------------------------------------------------------------------------


J. Patrick Beimford                1997        Joined  Scudder  Kemper in 1976. He began his  investment  career in
Lead Portfolio Manager                         1976,  serving as  portfolio  manager on various  affiliated  mutual funds.


Robert S. Cessine                  1994        Joined Scudder  Kemper in 1993, and is director of investment  grade
Portfolio Manager                              corporate  and  sovereign  bond  research.  Before  joining  Scudder
                                               Kemper in 1993, Mr. Cessine was a senior corporate bond analyst and
                                               chairman  of the  bond  selection committee   of  an   unaffiliated
                                               investment management company.

Harry E. Resis, Jr.                1992        Joined  Scudder  Kemper in 1988,  serving as a portfolio  manager on
Portfolio Manager                              various affiliated mutual funds.

Michael A. McNamara                1990        Joined  Scudder  Kemper in 1972,  serving as a portfolio  manager on
Portfolio Manager                              various affiliated mutual funds.

--------------------------------------------------------------------------------------------------------------------

                             40 Investment Manager



Strategic Income Fund (continued)


Name & Title                 Joined the Fund   Background
--------------------------------------------------------------------------------------------------------------------

Richard L. Vandenberg              1996        Joined  Scudder  Kemper  in 1996.  He began  his  investment  career
Portfolio Manager                              in  1973.  Prior  to  joining  Scudder  Kemper  he  was a  portfolio manager for an unaffiliated investment management firm.

M. Isabel Saltzman                 1998        Joined  Scudder  Kemper in 1990,  serving as a portfolio  manager on
Portfolio Manager                              various affiliated mutual funds.
--------------------------------------------------------------------------------------------------------------------



Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund relies, which primarily includes those used by the investment manager, its affiliates or other service providers, are unable to correctly process date?related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.


Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each fund. The Euro was introduced on January 1, 1999, by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the fund's performance.


                             41 Investment Manager

ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

Each fund provides investors with the option of purchasing shares in the following ways:




Class A Shares         Offered at net asset value plus a maximum sales
                       charge of 4.5% (2.75% for the Short-Term U.S.  Government
                       Fund) of the offering price.  Reduced sales charges apply
                       to  purchases  of  $100,000  or  more.   Class  A  shares
                       purchased  at net asset  value  under the Large Order NAV
                       Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a .50% contingent deferred sales charge if redeemed during the second year of purchase.


Class B Shares         Offered at net asset  value,  subject to a Rule
                       12b-1  distribution  fee and a contingent  deferred sales
                       charge  that   declines   from  4%  to  zero  on  certain
                       redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares         Offered at net asset  value  without an initial
                       sales  charge,  but subject to a Rule 12b-1  distribution
                       fee  and  a  1%  contingent   deferred  sales  charge  on
                       redemptions made within one year of purchase. Class C shares do not convert into another class.



When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.


The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these arrangements, consult your financial representative or Kemper. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.


Rule 12b-1 plan


Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the principal underwriter to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial


                            42 About Your Investment
sales charges permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of those shares.

Special features

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors, Inc. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of most Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Large Order NAV Purchase Privilege. Class A shares of a fund may be purchased at net asset value by any purchaser provided that the amount invested in such fund or other Kemper Mutual Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above (the "Large Order NAV Purchase Privilege").

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

                            43 About Your Investment

BUYING SHARES

You may purchase shares of the funds by contacting the securities dealer or other financial services firm from whom you received this prospectus.

CLASS A SHARES

Public Offering Price Including Sales Charge


Government, High Yield, Income and Capital, Mortgage, Opportunity and Strategic Funds




                                                    Sales Charge
                                                    ------------

                                      As a Percentage of     As a Percentage of
Amount of Purchase                      Offering Price      Net Amount Invested*
                                        --------------      --------------------

Less than $100,000                          4.50%                 4.71%

$100,000 but less than $250,000             3.50                  3.63

$250,000 but less than $500,000             2.60                  2.67

$500,000 but less than $1 million           2.00                  2.04

$1 million and over                         .00**                 .00**

-----------


*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.



Short-Term U.S. Government Fund

                                                    Sales Charge
                                                    ------------

                                      As a Percentage of     As a Percentage of
Amount of Purchase                      Offering Price      Net Amount Invested*
                                        --------------      --------------------

Less than $100,000                          2.75%                 2.83%

$100,000 but less than $250,000             2.50                  2.56

$250,000 but less than $500,000             2.00                  2.04

$500,000 but less than $1 million           1.50                  1.52

$1 million and over                         .00**                 .00**


-----------


*    Rounded to the nearest one hundred percent


** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

                            44 About Your Investment

NAV Purchases

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K?12 school district, provided in each case that such plan has not less than 200 eligible employees

o    any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for such persons

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

o    registered  representatives and employees of broker-dealers  having selling
     group   agreements  with  Kemper   Distributors  or  any  trust,   pension,
     profit-sharing or other benefit plan for such persons

o    officers, directors, and employees of service agents of the funds

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL)

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families

o in connection with the acquisition of the assets of or merger or consolidation with another investment company

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for such persons

                            45 About Your Investment

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of:

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security Administration)

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K?12 school district

o    redemptions  by  employer   sponsored  employee  benefit  plans  using  the
     subaccount record keeping system made available through the Shareholder Service Agent

o    redemptions  of shares whose dealer of record at the time of the investment
     notifies  Kemper   Distributors  that  the  dealer  waives  the  commission
     applicable to such Large Order NAV Purchase.

                            46 About Your Investment

Rule 12b-1 Fee

None

Exchange Privilege

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

CLASS B SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.


--------------------------------------------------------------------------------
Year of Redemption
After Purchase:            First    Second    Third   Fourth    Fifth     Sixth
--------------------------------------------------------------------------------

Contingent Deferred          4%       3%       3%       2%        2%        1%
Sales Charge:
--------------------------------------------------------------------------------



The contingent deferred sales charge will be waived:

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts)

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2

o for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below)

o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed

o in the event of the death of the shareholder (including a registered joint owner).

                            47 About Your Investment

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent:

o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege)

o redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund

o redemptions in connection with distributions qualifying under the hardship provisions of the Code

o    redemptions representing returns of excess contributions to such plans.

Rule 12b-1 Fee

0.75%

Conversion Feature

Class B shares of a fund will automatically convert to Class A shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange Privilege

Class B shares of a fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without a contingent deferred sales charge.


CLASS C SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase

Contingent Deferred Sales Charge

A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of:

o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457

o    redemptions  by  employer   sponsored  employee  benefit  plans  (or  their
     participants) using the subaccount record keeping system made available through the Shareholder Service Agent

                            48 About Your Investmen

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security Administration)

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Rule 12b-1 Fee

0.75%

Conversion Feature

None

Exchange Privilege

Class C shares of a fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge.

SELLING AND EXCHANGING SHARES

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Mutual Fund.


                            49 About Your Investment

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

The funds declare and distribute monthly dividends from net investment income. Net investment income consists of all interest income earned on portfolio assets less all fund expenses. Income dividends are distributed monthly and dividends of net realized capital gains are distributed annually.

Dividends are calculated in the same manner, at the same time and on the same day for each class of shares. The level of income dividends varies from one class to another based on the class' fees and expenses.

Income and capital gains dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gains dividends in cash and long-term capital gains dividends in shares of the same class at net asset value; or

(2) To receive income and capital gains dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, by writing to the Shareholder
                            50 About Your Investment

Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested. Exchanges among funds are also taxable events.

Taxes

Dividends representing net investment income and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders at a maximum 20% capital gains rate regardless of the length of time shareholders have owned shares. Shareholders of a fund may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to the shareholder.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable as if paid on December 31 of the calendar year in which they were declared.

The funds send you detailed tax information about the amount and type of distributions by January 31of the following year.

TRANSACTION INFORMATION

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices, independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics are used to determine the value of the funds' assets. If market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.



                            51 About Your Investment

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class, less all liabilities, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a fund will generally be lower than that of the Class A shares of the fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that a fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of a fund may change at a time when shareholders are not able to purchase or redeem their shares.

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by Kemper Distributors prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, EXPRESS?Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by a fund of the purchase amount. The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

Signature guarantees

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholder of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and their transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to


                            52 About Your Investment
short-term fluctuations in a fund's share price. The funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Third party transactions

If you  buy  and  sell  shares  of a  fund  through  a  member  of the  National
Association of Securities Dealers, Inc. (other than the funds' distributor, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

The funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemptions in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

                            53 About Your Investment

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the funds' financial performance for the period reflected below. Certain information reflects financial results for a single fund share. The total return figures show what an investor in a fund would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the funds' financial statements, are included in the funds' annual reports, which are available upon request by calling the Kemper Funds at 1-800-621-1048.

Kemper High Yield Fund




                            Year ended September 30,
CLASS A                          1998       1997      1996       1995        1994
--------------------------------------------------------------------------------------


Per share operating performance


Net asset value, beginning      $8.50       8.23       8.01      7.74       8.12
  of year
--------------------------------------------------------------------------------------

Income from investment
  operations:

  Net investment income           .76        .76        .76       .83        .73
--------------------------------------------------------------------------------------


  Net realized and unrealized   (.81)        .31        .23       .20      (.35)
  gain (loss)
--------------------------------------------------------------------------------------


Total from investment           (.05)       1.07        .99      1.03        .38
operations
--------------------------------------------------------------------------------------


Less distributions from net       .77        .80        .77       .76        .76
  investment income
--------------------------------------------------------------------------------------


Net asset value, end of year    $7.68       8.50       8.23      8.01       7.74
--------------------------------------------------------------------------------------


Total return                   (.95)%      13.69      13.00     14.10       4.64
--------------------------------------------------------------------------------------


Ratios to average net assets


Expenses                         .89%        .88        .88       .90        .86
--------------------------------------------------------------------------------------


Net investment income           9.09%       9.18       9.45     10.74       9.22






                                                                            May 31,
                                                                              to
                                                                            September
                                        Year ended September 30,              30,
CLASS B                          1998      1997      1996       1995        1994
--------------------------------------------------------------------------------------


Per share operating performance


Net asset value, beginning of   $8.49       8.22      8.00      7.73       7.96
  period
-------------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .68        .69       .69       .76        .23
-------------------------------------------------------------------------------------


  Net realized and unrealized   (.80)        .31       .23       .20      (.23)
  gain (loss)
-------------------------------------------------------------------------------------


Total from investment           (.12)       1.00       .92       .96         --
  operations
-------------------------------------------------------------------------------------


Less distributions from net       .70        .73       .70       .69        .23
  investment income
-------------------------------------------------------------------------------------


Net asset value, end of         $7.67       8.49      8.22      8.00       7.73
period
-------------------------------------------------------------------------------------


Total return (not annualized) (1.82)%      12.72     12.02     13.09         --
-------------------------------------------------------------------------------------


Ratios to average net assets (annualized)


Expenses                        1.76%       1.76      1.77      1.77       1.80
-------------------------------------------------------------------------------------


Net investment income           8.22%       8.30      8.56      9.87       8.70
-------------------------------------------------------------------------------------



                             54 Financial Highlights

                                                                            May 31,
                                                                              to
                                                                            September
                                        Year ended September 30,              30,
CLASS C                          1998      1997      1996       1995        1994
-------------------------------------------------------------------------------------


Per share operating performance

Net asset value, beginning of   $8.52       8.24      8.02      7.75       7.96
  period
-------------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .69        .70       .69       .77        .25
-------------------------------------------------------------------------------------


  Net realized and unrealized   (.82)        .31       .23       .20      (.23)
  gain (loss)
-------------------------------------------------------------------------------------


Total from investment           (.13)       1.01       .92       .97        .02
  operations
-------------------------------------------------------------------------------------


Less distributions from net       .70        .73       .70       .70        .23
  investment income
-------------------------------------------------------------------------------------



Net asset value, end of         $7.69       8.52      8.24      8.02       7.75
period
-------------------------------------------------------------------------------------



Total return (not annualized) (1.89)%      12.88     12.06     13.13        .27
-------------------------------------------------------------------------------------

Ratios to average net assets
(annualized)


Expenses                        1.71%       1.71      1.71      1.71       1.74
-------------------------------------------------------------------------------------


Net investment income           8.27%       8.35      8.62      9.93       8.75






                            Year ended September 30,

Supplemental data          1998         1997        1996        1995        1994
for all classes
---------------------------------------------------------------------------------
Net assets at end of   $4,784,262   4,939,302    4,096,939   3,527,954  3,152,029
year (in thousands)


Portfolio turnover         92%           91          102          99         93
rate
---------------------------------------------------------------------------------

Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended
September 30, 1998.


                            55 Financial Highlights


Kemper High Yield Opportunity Fund




                                      Year ended September 30, 1998 (a)
                                      Class A    Class B     Class C
-----------------------------------------------------------------------

Per share operating performance


Net asset value, beginning of year     $9.50       9.50       9.50
-----------------------------------------------------------------------


Income from investment operations:


  Net investment income                  .70        .63        .62
-----------------------------------------------------------------------


  Net realized and unrealized loss     (.60)      (.61)      (.60)
-----------------------------------------------------------------------


Total from investment operations         .10        .02        .02
-----------------------------------------------------------------------


Less dividends:


  Distribution from net investment       .67        .59        .59
income
-----------------------------------------------------------------------


  Distribution from net realized         .04        .04        .04
gain
-----------------------------------------------------------------------


Total dividends                          .71        .63        .63
-----------------------------------------------------------------------


Net asset value, end of year           $8.89       8.89       8.89
-----------------------------------------------------------------------


Total return                            .59%      (.18)      (.18)
-----------------------------------------------------------------------


Ratios to average net assets


Expenses                               1.27%       2.03       2.03
-----------------------------------------------------------------------


Net investment income                  8.31%       7.55       7.55






                                                    Year ended
                                              September 30, 1998 (a)
-----------------------------------------------------------------------

Supplemental data for all classes

Net assets at end of year (in thousands)            $26,691
-----------------------------------------------------------------------

Portfolio turnover rate                               169%


(a)  Commencement of operations on October 1, 1997.


Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended
September 30, 1998.

                            56 Financial Highlights

Kemper Income and Capital Preservation Fund




                             Year ended October 31,
CLASS A                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------

Per share operating performance


Net asset value, beginning of   $8.54       8.46       8.62      7.91       8.97
  year
-----------------------------------------------------------------------------------


Income from investment
  operations:

  Net investment income           .53        .57        .58       .61        .61
-----------------------------------------------------------------------------------


  Net realized and unrealized     .14        .08      (.15)       .72     (1.03)
  gain (loss)
-----------------------------------------------------------------------------------


Total from investment             .67        .65        .43      1.33      (.42)
  operations
-----------------------------------------------------------------------------------


Less dividends:


  Distribution from net           .54        .57        .59       .62        .59
  investment income
-----------------------------------------------------------------------------------


  Distribution from net            --         --         --        --        .05
  realized gain
-----------------------------------------------------------------------------------


Total dividends                   .54        .57        .59       .62        .64
-----------------------------------------------------------------------------------


Net asset value, end of year    $8.67       8.54       8.46      8.62       7.91
-----------------------------------------------------------------------------------


Total return                    8.13%       8.00       5.17     17.47     (4.86)
-----------------------------------------------------------------------------------


Ratios to average net assets


Expenses                        1.01%        .97        .96       .90        .94
-----------------------------------------------------------------------------------


Net investment income           6.17%       6.75       6.90      7.31       7.34






                                                                           May
                                                                           31 to
                                                                           October
                                          Year ended October 31,            31,
CLASS B                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------

Per share operating performance


Net asset value, beginning of   $8.51       8.43       8.59      7.90       8.16
  period
-----------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .46        .49        .50       .51        .23
-----------------------------------------------------------------------------------


  Net realized and unrealized     .14        .08      (.15)       .72      (.26)
  gain (loss)
-----------------------------------------------------------------------------------


Total from investment             .60        .57        .35      1.23      (.03)
  operations
-----------------------------------------------------------------------------------


Less distribution from net        .47        .49        .51       .54        .23
  investment income
-----------------------------------------------------------------------------------


Net asset value, end of         $8.64       8.51       8.43      8.59       7.90
period
-----------------------------------------------------------------------------------

Total return (not annualized)   7.20%       6.99       4.20     16.12      (.45)
-----------------------------------------------------------------------------------

Ratios to average net assets
(annualized)


Expenses                        1.88%       1.90       1.93      1.81       1.92
-----------------------------------------------------------------------------------


Net investment income           5.30%       5.82       5.93      6.40       6.72
-----------------------------------------------------------------------------------

                            57 Financial Highlights

                                                                           May
                                                                           31 to
                                                                           October
                                          Year ended October 31,            31,
CLASS C                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------


Per share operating performance


Net asset value, beginning of   $8.53       8.45       8.61      7.90       8.16
  period
-----------------------------------------------------------------------------------

Income from investment
  operations:


  Net investment income           .46        .49        .50       .53        .23
-----------------------------------------------------------------------------------


  Net realized and unrealized     .14        .08      (.15)       .72      (.26)
  gain (loss)
-----------------------------------------------------------------------------------


Total from investment             .60        .57        .35      1.25      (.03)
  operations
-----------------------------------------------------------------------------------


Less distribution from net        .47        .49    .51           .54        .23
  investment income
-----------------------------------------------------------------------------------


Net asset value, end of         $8.66       8.53       8.45      8.61       7.90
period
-----------------------------------------------------------------------------------


Total return (not annualized)   7.20%       7.03       4.23     16.45      (.44)
-----------------------------------------------------------------------------------


Ratios to average net assets
(annualized)


Expenses                        1.86%       1.86       1.90      1.78       1.89
-----------------------------------------------------------------------------------


Net investment income           5.32%       5.86       5.96      6.43       6.75






                             Year ended October 31,
Supplemental data          1998         1997        1996        1995        1994
for all classes
-----------------------------------------------------------------------------------


Net assets at end of   $694,057     613,470      572,998     649,427    510,432
year (in thousands)


Portfolio turnover        121%          164           74         182        163
rate
-----------------------------------------------------------------------------------




Total return does not reflect the effect of any sales charges.

                            58 Financial Highlights


Kemper Short-Term U.S.  Government Fund,  formerly called Kemper Adjustable Rate
U.S. Government Fund





                                                  Year ended August 31,
CLASS A                          1998       1997      1996       1995        1994
--------------------------------------------------------------------------------------


Per share operating performance


Net asset value, beginning      $8.31       8.22       8.30      8.33       8.68
  of year
--------------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .41        .45        .46       .48        .34
--------------------------------------------------------------------------------------


  Net realized and unrealized   (.11)        .09      (.09)     (.04)      (.29)
  gain (loss)
--------------------------------------------------------------------------------------


Total from investment             .30        .54        .37       .44        .05
  operations
--------------------------------------------------------------------------------------


Less distribution from net        .42        .45        .45       .47        .40
  investment income
--------------------------------------------------------------------------------------


Net asset value, end of year    $8.19       8.31       8.22      8.30       8.33
--------------------------------------------------------------------------------------


Total return                    3.68%       6.75       4.55      5.52        .59
--------------------------------------------------------------------------------------


Ratios to average net assets


Expenses                        1.36%       1.25       1.15      1.10        .93
--------------------------------------------------------------------------------------


Net investment income           4.79%       5.50       5.49      5.76       3.96
--------------------------------------------------------------------------------------



                                                                           May
                                                                           31 to
                                                                           August
                                          Year ended August 31,            31,
CLASS B                          1998       1997      1996       1995      1994
--------------------------------------------------------------------------------------


Per share operating performance


Net asset value, beginning of   $8.32       8.23       8.31      8.32       8.37
  period
--------------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .36        .39        .40       .43        .07
--------------------------------------------------------------------------------------


  Net realized and unrealized   (.11)        .09      (.09)     (.04)      (.04)
  gain (loss)
--------------------------------------------------------------------------------------


Total from investment             .25        .48        .31       .39        .03
  operations
--------------------------------------------------------------------------------------


Less distribution from net        .36        .39        .39       .40        .08
  investment income
--------------------------------------------------------------------------------------


Net asset value, end of         $8.21       8.32       8.23      8.31       8.32
period
--------------------------------------------------------------------------------------


Total return (not annualized)   3.06%       5.96       3.79      4.84        .34
--------------------------------------------------------------------------------------


Ratios to average net assets
(annualized)


Expenses                        1.99%       1.93       1.89      1.85       1.96
--------------------------------------------------------------------------------------


Net investment income           4.16%       4.82       4.75      5.01       3.36
--------------------------------------------------------------------------------------

                            59 Financial Highlights




                                                                           May
                                                                           31 to
                                                                           August
                                          Year ended August 31,            31,
CLASS C                          1998       1997      1996       1995        1994
--------------------------------------------------------------------------------------


Per share operating performance


Net asset value, beginning of   $8.33       8.24       8.32      8.33       8.37
  period
--------------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .36        .39        .40       .43        .08
--------------------------------------------------------------------------------------


  Net realized and unrealized   (.11)        .09      (.09)     (.04)      (.04)
  gain (loss)
--------------------------------------------------------------------------------------


Total from investment             .25        .48        .31       .39        .04
  operations
--------------------------------------------------------------------------------------


Less distribution from net        .36        .39        .39       .40        .08
  investment income
--------------------------------------------------------------------------------------


Net asset value, end of         $8.22       8.33       8.24      8.32       8.33
period
--------------------------------------------------------------------------------------


Total return (not annualized)   3.10%       5.98       3.82      4.89        .47
--------------------------------------------------------------------------------------


Ratios to average net assets
(annualized)


Expenses                        1.95%       1.88       1.89      1.79       1.88
--------------------------------------------------------------------------------------


Net investment income           4.20%       4.87       4.75      5.07       3.52




                                                  Year ended August 31,
                                 1998       1997      1996       1995        1994
--------------------------------------------------------------------------------------
Supplemental data for all classes


Net assets at end of year (in  $69,307     81,967    94,477    129,757     202,815
  thousands)
--------------------------------------------------------------------------------------

Portfolio turnover rate          149%        249        272       308        533
--------------------------------------------------------------------------------------


Notes: Scudder Kemper had agreed to absorb certain operating expenses during a portion of the year ended August 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90%, respectively, for the year ended August 31, 1994.


Total return does not reflect the effect of any sales charges.

                            60 Financial Highlights



Kemper Strategic Income Fund, formerly called Kemper Diversified Income Fund





                             Year ended October 31,
CLASS A                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------

Per share operating performance


Net asset value, beginning of   $5.96       5.99       5.98      5.77       6.23
  year
-----------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .44        .46        .46       .55        .52
-----------------------------------------------------------------------------------


  Net realized and unrealized   (.35)        .01        .12       .16      (.45)
  gain (loss) on investments
  and foreign currency
-----------------------------------------------------------------------------------


Total from investment             .09        .47        .58       .71        .07
  operations
-----------------------------------------------------------------------------------


Less distribution from net        .45        .50        .57       .50        .53
  investment income
-----------------------------------------------------------------------------------


Net asset value, end of year    $5.60       5.96       5.99      5.98       5.77
-----------------------------------------------------------------------------------


Total return                    1.28%       8.13      10.27     12.90       1.02
-----------------------------------------------------------------------------------


Ratios to average net assets


Expenses                        1.04%       1.03       1.03      1.09       1.12
-----------------------------------------------------------------------------------

Net investment income           7.36%       7.68       7.72      9.43       8.81






                                                                            May
                                                                           31 to
                                                                           October
                                          Year ended October 31,             31,
CLASS B                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------

Per share operating performance


Net asset value, beginning of   $5.96       5.99       5.98      5.77       5.94
  period
-----------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .38        .40        .41       .49        .19
-----------------------------------------------------------------------------------


  Net realized and unrealized   (.36)        .01        .12       .16      (.17)
  gain (loss) on investments
  and foreign currency
-----------------------------------------------------------------------------------


Total from investment             .02        .41        .53       .65        .02
  operations
-----------------------------------------------------------------------------------


Less distribution from net        .39        .44        .52       .44        .19
  investment income
-----------------------------------------------------------------------------------


Net asset value, end of         $5.59       5.96       5.99      5.98       5.77
period
-----------------------------------------------------------------------------------


Total return (not annualized)    .12%       7.13       9.23     11.87        .35
-----------------------------------------------------------------------------------


Ratios to average net assets
(annualized)


Expenses                        2.01%       1.98       1.96      2.04       1.97
-----------------------------------------------------------------------------------


Net investment income           6.39%       6.73       6.79      8.48       8.01


                            61 Financial Highlights





                                                                            May
                                                                           31 to
                                                                           October
                                          Year ended October 31,             31,
CLASS C                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------

Per share operating performance


Net asset value, beginning of   $5.99       6.01       6.00      5.79       5.95
  period
-----------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .39        .42        .41       .50        .20
-----------------------------------------------------------------------------------


  Net realized and unrealized   (.36)        .01        .12       .16      (.17)
  gain (loss) on investments
  and foreign currency
-----------------------------------------------------------------------------------


Total from investment             .03        .43        .53       .66        .03
  operations
-----------------------------------------------------------------------------------


Less distribution from net        .40        .45        .52       .45        .19
  investment income
-----------------------------------------------------------------------------------


Net asset value, end of         $5.62       5.99       6.01      6.00       5.79
period
-----------------------------------------------------------------------------------


Total return (not annualized)    .28%       7.37       9.33     11.95        .55
-----------------------------------------------------------------------------------


Ratios to average net assets
(annualized)


Expenses                        1.84%       1.85       1.86      1.86       1.96
-----------------------------------------------------------------------------------


Net investment income           6.56%       6.86       6.89      8.68       8.02




                             Year ended October 31,
                                 1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------

Supplemental data for all classes


Net assets at end of year (in  $850,528   861,543    778,752   754,222    738,014
  thousands)
-----------------------------------------------------------------------------------


Portfolio turnover rate          751%        347        310       286        179


Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended
October 31, 1998.

                            62 Financial Highlights

Kemper U.S. Government Securities Fund

                             Year ended October 31,
CLASS A                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------


Per share operating performance


Net asset value, beginning of   $8.81       8.74       8.92      8.35       9.29
  year
-----------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .58        .64        .63       .66        .67
-----------------------------------------------------------------------------------


  Net realized and unrealized     .07        .06      (.17)       .56      (.97)
  gain (loss)
-----------------------------------------------------------------------------------

Total from investment             .65        .70        .46      1.22      (.30)
  operations
-----------------------------------------------------------------------------------


Less distribution from net        .60        .63        .64       .65        .64
  investment income
-----------------------------------------------------------------------------------


Net asset value, end of year    $8.86       8.81       8.74      8.92       8.35
-----------------------------------------------------------------------------------


Total return                    7.64%       8.41       5.36     15.24     (3.37)
-----------------------------------------------------------------------------------


Ratios to average net assets


Expenses                         .80%        .78        .77       .72        .75
-----------------------------------------------------------------------------------


Net investment income           6.50%       7.34       7.17      7.68       7.58






                                                                            May
                                                                            31
                                                                            to
                                                                         October
                                          Year ended October 31,           31,
CLASS B                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------
-

Per share operating performance


Net asset value, beginning of   $8.80       8.73       8.91      8.34       8.67
  period
-----------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .49        .56        .54       .58        .28
-----------------------------------------------------------------------------------


  Net realized and unrealized     .08        .06      (.17)       .56      (.38)
  gain (loss)
-----------------------------------------------------------------------------------


Total from investment             .57        .62        .37      1.14      (.10)
  operations
-----------------------------------------------------------------------------------


Less distribution from net        .52        .55        .55       .57        .23
  investment income
-----------------------------------------------------------------------------------


Net asset value, end of         $8.85       8.80       8.73      8.91       8.34
period
-----------------------------------------------------------------------------------


Total return (not annualized)   6.67%       7.40       4.36     14.18     (1.15)
-----------------------------------------------------------------------------------


Ratios to average net assets
(annualized)


Expenses                        1.71%       1.73       1.73      1.69       1.71
-----------------------------------------------------------------------------------

Net investment income           5.59%       6.39       6.21      6.71       7.09
-----------------------------------------------------------------------------------



                            63 Financial Highlights


                                                                            May
                                                                            31
                                                                            to
                                                                         October
                                          Year ended October 31,           31,
CLASS C                          1998       1997      1996       1995      1994
-----------------------------------------------------------------------------------


Per share operating performance


Net asset value, beginning of   $8.82       8.75       8.93      8.35       8.67
  period
-----------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .49        .56        .55       .60        .29
-----------------------------------------------------------------------------------


  Net realized and unrealized     .08        .06      (.17)       .56      (.38)
  gain (loss)
-----------------------------------------------------------------------------------


Total from investment             .57        .62        .38      1.16      (.09)
  operations
-----------------------------------------------------------------------------------


Less distribution from net        .52        .55        .56       .58        .23
  investment income
-----------------------------------------------------------------------------------

Net asset value, end of         $8.87       8.82       8.75      8.93       8.35
period
-----------------------------------------------------------------------------------


Total return (not annualized)   6.66%       7.42       4.40     14.33     (1.01)
-----------------------------------------------------------------------------------


Ratios to average net assets
(annualized)


Expenses                        1.67%       1.68       1.70      1.64       1.68
-----------------------------------------------------------------------------------


Net investment income           5.63%       6.44       6.24      6.76       7.12






                             Year ended October 31,
                                 1998        1997      1996       1995      1994
-----------------------------------------------------------------------------------

Supplemental data for all classes


Net assets at end of period   $3,442,212  3,642,027  4,163,157 4,738,415  4,941,151
(in
  thousands)
------------------------------------------------------------------------------------


Portfolio turnover rate          150%         261        391       362      1,000
------------------------------------------------------------------------------------


Note:Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended October 31, 1998.


                            64 Financial Highlights

Kemper U.S. Mortgage Fund





                                                                 Two
                                                                 months
                                                                 ended
                                Year ended September 30,        September    Year ended
                                                                   30,         July 31,
CLASS A                          1998       1997      1996       1995      1995       1994
----------------------------------------------------------------------------------------------



Per share operating performance


Net asset value, beginning of   $7.01       6.91       7.13      7.06       6.96      7.56
  period
----------------------------------------------------------------------------------------------


Income from investment
  operations:


  Net investment income           .44        .52        .49       .08        .53       .51
----------------------------------------------------------------------------------------------


  Net realized and unrealized     .17        .10      (.19)       .08        .09     (.59)
  gain (loss)
----------------------------------------------------------------------------------------------


Total from investment             .61        .62        .30       .16        .62     (.08)
  operations
----------------------------------------------------------------------------------------------


Less distribution from net        .47        .52        .52       .09        .52       .52
  investment income
----------------------------------------------------------------------------------------------


Net asset value, end of         $7.15       7.01       6.91      7.13       7.06      6.96
period
----------------------------------------------------------------------------------------------


Total return (not annualized)   8.99%       9.26       4.28      2.23       9.48    (1.21)
----------------------------------------------------------------------------------------------


Ratios to average net assets
(annualized)


Expenses                         .97%        .96        .97       .94        .89       .99
----------------------------------------------------------------------------------------------


Net investment income           6.46%       7.23       6.98      6.87       7.77      7.00

----------------------------------------------------------------------------------------------


                            65 Financial Highlights


                                                                 Two
                                                                 months
                                                                 ended
                                Year ended September 30,        September    Year ended
                                                                   30,         July 31,
CLASS B                          1998       1997      1996       1995      1995       1994
----------------------------------------------------------------------------------------------

Per share operating
performance


Net asset value,                $7.00       6.91       7.12      7.05       6.96      7.56
  beginning of
  period
----------------------------------------------------------------------------------------------


Income from
  investment
  operations:


  Net investment                  .40        .45        .44       .07        .47       .45
  income
----------------------------------------------------------------------------------------------


  Net realized and                .14        .10      (.19)       .08        .09     (.59)
  unrealized
  gain (loss)
----------------------------------------------------------------------------------------------


Total from                        .54        .55        .25       .15        .56     (.14)
  investment
  operations
----------------------------------------------------------------------------------------------


Less distribution                 .40        .46        .46       .08        .47       .46
  from net
  investment
  income
----------------------------------------------------------------------------------------------


Net asset value,                $7.14       7.00       6.91      7.12       7.05      6.96
  end of period
----------------------------------------------------------------------------------------------


Total return (not               8.00%       8.17       3.54      2.09       8.44    (2.00)
annualized)
----------------------------------------------------------------------------------------------


Ratios to average
net assets
(annualized)
---------------------------------------------------------------------------------------------


Expenses                        1.91%       1.83       1.80      1.79       1.75      1.79
---------------------------------------------------------------------------------------------


Net investment                  5.52%       6.36       6.15      6.02       6.91      6.27
  income
---------------------------------------------------------------------------------------------


                            66 Financial Highlights



                                                                 Two
                                                                months
                                                                ended       Year
                                                               September   ended   May 31 to
                                  Year ended September 30,        30,     July 31,  July 31,
CLASS C                           1998       1997      1996      1995       1995      1994
--------------------------------------------------------------------------------------------


Per share operating
performance


Net asset value,                $7.00       6.90       7.12      7.05       6.95      6.99
  beginning of
  period
----------------------------------------------------------------------------------------------


Income from
  investment
  operations:


  Net investment                  .40        .46        .43       .07        .48       .07
  income
----------------------------------------------------------------------------------------------


  Net realized and                .16        .10      (.19)       .08        .09     (.04)
  unrealized
  gain (loss)
----------------------------------------------------------------------------------------------


Total from                        .56        .56        .24       .15        .57       .03
  investment
  operations
----------------------------------------------------------------------------------------------


Less distribution                 .41        .46        .46       .08        .47       .07
  from net
  investment
  income
----------------------------------------------------------------------------------------------


Net asset value,                $7.15       7.00       6.90      7.12       7.05      6.95
  end of period
----------------------------------------------------------------------------------------------


Total return (not               8.30%       8.45       3.47      2.10       8.65       .47
annualized)
----------------------------------------------------------------------------------------------


Ratios to average
net assets
(annualized)


Expenses                        1.73%       1.71       1.72      1.69       1.71      1.55
----------------------------------------------------------------------------------------------


Net investment                  5.70%       6.48       6.23      6.12       6.95      6.46
  income






                                                                 Two
                                                                months
                                                                ended       Year
                                                               September   ended   May 31 to
                                  Year ended September 30,        30,     July 31,  July 31,
                                  1998       1997      1996      1995       1995      1994
--------------------------------------------------------------------------------------------


Supplemental data
for all classes


Net assets at end             $2,184,175  2,497,825  2,960,135 3,493,052  3,528,329 4,158,066
  of period
  (in thousands)
-----------------------------------------------------------------------------------------------


Portfolio                        172%        235        391       249        573       963
  turnover rate
  (annualized)
-----------------------------------------------------------------------------------------------




Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1998.


                            67 Financial Highlights

Additional information about the funds may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statement of Additional Information contains more detailed information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

-------------------------------------------------------------------------------
By Phone    Call the Kemper Funds at: 1-800-621-1048
-------------------------------------------------------------------------------
By Mail     Kemper Distributors, Inc.
            222 South Riverside Plaza
            Chicago, IL 60606-5808

            or

            Public Reference Section,
            Securities and Exchange Commission
            Washington, D.C. 20549-6009

            (a duplication fee is charged)
-------------------------------------------------------------------------------
In Person   Public Reference Room
            Securities and Exchange Commission
            Washington, D.C.
            (Call 1-800-SEC-0330
            for more information.)
-------------------------------------------------------------------------------
By Internet http://www.sec.gov
            http://www.kemper.com
-------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file numbers:

Kemper High Yield Fund                                           811-2786
Kemper High Yield Opportunity Fund                               811-2786
Kemper Income and Capital Preservation Fund                      811-2305
Kemper Short-Intermediate Government Fund                        811-3440
Kemper Adjustable Rate U.S. Government Fund                      811-5195
Kemper Strategic Income Fund                                     811-2743
Kemper U.S. Government Securities Fund                           811-2719
Kemper U.S. Mortgage Fund                                        811-3440

[PRINTED WITH SOY INK LOGO] [RECYCLE LOGO] Printed on recycled paper

                       STATEMENT OF ADDITIONAL INFORMATION

                  January 1, 1999, as revised February 8, 1999
                 Kemper High Yield Fund (the "High Yield Fund")
           Kemper High Yield Opportunity Fund (the "Opportunity Fund")
   Kemper Income and Capital Preservation Fund (the "Income and Capital Fund") Kemper Short-Term U.S. Government Fund (the "Short- Term Government Fund")
               Kemper Strategic Income Fund (the "Strategic Fund")
         Kemper U.S. Government Securities Fund (the "Government Fund")
                 Kemper U.S. Mortgage Fund (the "Mortgage Fund")


               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated January 1, 1999, as revised February 8, 1999. The prospectus may be obtained without charge from the Funds by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808 or calling 1-800-621-1048.


                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.......................................................2

   INCOME AND CAPITAL FUND....................................................4
   MORTGAGE FUND..............................................................4
   OPPORTUNITY FUND...........................................................5

INVESTMENT POLICIES AND TECHNIQUES............................................6

BROKERAGE COMMISSIONS........................................................19

INVESTMENT MANAGER AND UNDERWRITER...........................................20

PURCHASE, REPURCHASE, AND REDEMPTION OF SHARES...............................29

DIVIDENDS AND TAXES..........................................................41

PERFORMANCE..................................................................45

OFFICERS AND TRUSTEES........................................................50

APPENDIX -- RATINGS OF INVESTMENTS...........................................63


The financial statements appearing in each Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund for which this Statement of Additional Information is requested accompanies this document.

INVESTMENT RESTRICTIONS


Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act") this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.


Each Fund has elected to be classified as a diversified series of an open-end investment company.



1. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.
5. Engage in the business of underwriting securities, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
6. Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7. Purchase physical commodities or contracts relating to physical commodities.


Short-Term Government Fund (formerly Kemper Adjustable Rate U.S. Government
Fund)


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by its investment restriction in the latest fiscal year and it has no present intention of borrowing during the current year.

The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Adjustable Rate Fund may not:

1. Invest for the purpose of exercising control or management of another issuer.
2.    Invest more than 15% of its net assets in illiquid securities.
3. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.
4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.
5. Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)
6. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.
7.    Purchase more than 10% of any class of voting securities of any issuer.

Strategic Fund (formerly Kemper Diversified Income Fund)


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by its investment restriction in the latest fiscal year, though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Diversified Fund may not:

1. Invest for the purpose of exercising control or management of another issuer.
2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.
3.    Invest more than 15% of its net assets in illiquid securities.
4. Pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.
5. Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)
6. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options, combinations thereof or similar options; except that the Fund may write covered call options with respect to its portfolio securities or securities indices, or write secured put options; and the Fund may enter into closing transactions with respect to such options, and may buy or sell options on financial futures contracts.

Government Fund

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by its investment restriction in the latest fiscal year and it has no present intention of borrowing during the current year. The Government Fund has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval. The Government Fund may not:

1.    Invest more than 15% of its net assets in illiquid securities.
2. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.
3. Mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 7 1/2% of the value of the Fund's assets at the time of such borrowing.

High Yield Fund

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 3 in the latest fiscal year; though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The High Yield Fund may not:

1. Invest for the purpose of exercising control or management of another issuer.
2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

3.    Invest more than 15% of its net assets in illiquid securities.
4. Invest more than 25% of the Fund's total assets in fixed income securities which are payable in currencies other than United States Dollars. (Investments in such securities may involve risks which differ from investments in securities of U.S. issuers, such as future political and economic developments, the possible imposition of governmental restrictions and taxes, as well as currency fluctuation.)
5. Pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.
6. Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)
7. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

Income and Capital Fund

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Income and Capital Fund may not:

1. Invest for the purpose of exercising control or management of another issuer.
2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.
3.    Invest more than 15% of its net assets in illiquid securities.
4. Invest in securities other than those specified under "Investment Objectives, Policies and Risk Factors" in the prospectus. This restriction does not prevent the Fund from holding common stocks or other corporate securities not qualifying as debt obligations if such securities are acquired through conversion provisions of debt securities or from corporate reorganizations. Nor does it prevent the holding of debt securities whose quality rating is reduced by the rating services below those specified under "Investment Objectives, Policies and Risk Factors" after purchase by the Fund.
5. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.
6. Pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.
7. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.
8. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

Mortgage Fund

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 7 in the latest fiscal year, and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Mortgage Fund may not:

1. Purchase securities or make investments other than in accordance with itsinvestment objective and policies.

2. Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.
3. Enter into repurchase agreements if more than 10% of the Fund's net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.
4. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.
5. Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933) and no more than 10% of its assets will be invested in securities which are considered illiquid, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. (Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction.)
6. Invest for the purpose of exercising control or management of another issuer.
7. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.
8. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.
9. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.
10. Write (sell) put or call options, combinations thereof or similar options except that the Fund may write covered call options on up to 100% of the Fund's net assets and may write secured put options on up to 50% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.
11. Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

Opportunity Fund

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation except as otherwise provided for in restriction number (3) above. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Opportunity Fund may not:

1. Invest for the purpose of exercising control or management of another issuer.
2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.
3.    Invest more than 15% of its net assets in illiquid securities.
4. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.
5. Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)


Master/feeder fund structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES


U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies. Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Some obligations issued or guaranteed by agencies of the U.S. Government are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds). With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons (see "Zero Coupon Government Securities" below for a discussion of their features and risks) and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality (see "Collateralized Obligations" below).


U.S. Government Securities of the type in which the Funds may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the U.S. Government Securities in the Fund's portfolio, however, does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise the value of the Fund's investments will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions. With respect to U.S. Government Securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


Collateralized Obligations. Subject to its investment objective and policies, a Fund may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, Mortgage-Backed Securities, U.S. Government Securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government Securities for purposes of this Statement of Additional Information. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government Securities are not direct obligations of the

U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government Securities for purposes of this Statement of Additional Information. A variety of types of collateralized obligations are available currently and others may become available in the future. Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Fund may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which interest rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

A Fund will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Fund's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. No Fund currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, Mortgage-Backed Securities or U.S. Government Securities. Currently, none of the Funds intends to invest more than 10% of its total assets in inverse floaters.

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (IO) and principal only (PO) securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 10% of a Fund's total assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Fund's limitation on illiquid securities, however, the Board of Trustees of a Fund may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Fund may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Fund currently intends to invest more than 5% of its net assets in zero coupon U.S. Government Securities during the current year.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment.

Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


High Yield (High Risk) Bonds. The Strategic Fund may, and the High Yield and Opportunity Funds do, invest a substantial portion of their assets in fixed income securities offering high current income. Subject to its specific investment objective and policies, the Income and Capital Fund may invest up to 20% of its assets in such securities. Such high yield (high risk), fixed income securities ordinarily will be in the lower rating categories (securities rated below the fourth category) of recognized rating agencies or will be non-rated. Lower-rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Accordingly, an investment in the Strategic, High Yield or Opportunity Funds may not constitute a complete investment program and may not be appropriate for all investors.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect each Fund's net asset value.

The investment philosophy of the Diversified, High Yield and Opportunity Funds with respect to high yield (high risk) bonds is based upon the premise that over the long term a broadly diversified portfolio of high yield fixed income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Funds seek to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the Funds invest, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager's judgment as to the "reasonableness"' of the risk involved in any particular investment will be a function of its experience in managing fixed income investments and its evaluation of general economic and financial conditions, a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets, and of such other considerations as the investment manager may deem appropriate. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments as well as futures and options strategies.


High yield (high risk) securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.


Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.


If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics that are unique to adjustable rate mortgages that a Fund believes make them attractive investments in seeking to accomplish a Fund's objective.

Foreign Securities. The Strategic, High Yield, Income and Capital and Opportunity Funds have the discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. These Funds currently limit investment in foreign securities not publicly traded in the United States to 50% of total assets in the case of the Strategic Fund and 25% of total assets in the case of the High Yield, Income and Capital and Opportunity Funds. These Funds may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are not subject to the preceding limitation. In connection with their foreign securities investments, these Funds may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation.


Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.


Fixed Income. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.


Many of the risks described herein relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets.


Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. A Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.


Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises' prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


Depository Receipts. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in securities of foreign issuers in the form of European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European and other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.


General. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

Derivatives. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

Regulatory Restrictions. To the extent required to comply with applicable regulations, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase or a forward currency exchange purchase, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Fund holds or intends to purchase.

Options on Securities. A Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

Over-the-Counter Options. A Fund may deal in options on securities and securities indexes, which options may be listed for trading on a national securities exchange or traded over-the-counter ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.

A Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the creditworthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets (10% of total assets for the Mortgage Fund). The "liquidity charge" referred to above is computed as described below.

The Funds anticipate entering into agreements with dealers to which a Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to herein for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Options on Securities Indices. A Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Financial Futures Contracts. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described herein. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions. The Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future (not to exceed 120 days from trade date for the Government Fund) in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When the Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Because a Fund is required to set aside cash or other liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets. To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities it holds, exceed its net assets.

Foreign Currency Options. The Strategic, High Yield, Income and Capital and Opportunity Funds may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.


A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.


Foreign Currency Futures Transactions. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Strategic, High Yield, Income and Capital and Opportunity Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.


Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


Forward Foreign Currency Exchange Contracts. The Strategic, High Yield, Income and Capital and Opportunity Funds may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. These Funds may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.


The value of the foreign securities investments of a Fund measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot

(i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in foreign currency financial futures and options transactions. When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


A Fund will not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Strategic, High Yield, Income and Capital and Opportunity Funds do not intend to enter into forward contracts for the purchase of a foreign currency if they would have more than 15% of the value of their total assets committed to such contracts. The Funds segregate cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Fund generally does not enter into a forward contract with a term longer than one year.

Short Sales Against-the-Box. The Short-Term Government, Strategic and Mortgage Funds may each make short sales against-the-box. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. No Fund currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

Interest Rate Swaps and Swap-Related Products. The Short-Term Government and Opportunity Funds may engage in interest rate swaps and other swap-related products. Swap agreements can take many different forms and are known by a variety of names. The Short-Term Government and Opportunity Funds are not limited to any particular form of swap agreement if the investment manager determines it is consistent with a fund's investment objective and policies. Interest rate swaps are the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to a notional (agreed upon) principal amount, for example, an exchange of floating rate payments for fixed rate payments. Interest rate swaps are generally entered into to permit the party seeking a floating or fixed rate obligation, as the case may be, the opportunity to acquire such obligation at a lower rate than is directly available in the credit market. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.


Each of the Short-Term Government and Opportunity Funds usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amounts of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or eligible securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extent that a Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis.

Each of the Short-Term Government and Opportunity Funds will not enter into any swap transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category for the Short-Term Government Fund, and, within the top three rating categories for the Opportunity Fund, by at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documents have not yet been developed and, accordingly, they are less liquid than swaps. It is anticipated that neither the Short-Term Government nor Opportunity Fund will invest more than 5% of its total assets in interest rate caps and floors and that the aggregate notional (agreed upon) principal amount of interest rate swaps entered into by a Fund and the aggregate contract value of outstanding futures contracts of a Fund and futures contracts subject to outstanding options written by a Fund will not exceed 50% of the Fund's total assets.

Repurchase Agreements. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Funds' limitations on illiquid securities.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds (other than the Government Fund) may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or other liquid securities) equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to forms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Fund's total assets.

Borrowing Money. The Short-Term Government and Mortgage Funds each may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. A Fund will not borrow for leverage purposes. The Short-Term Government Fund may pledge up to 15% of its total assets to secure any such borrowings. The Strategic, Government, High Yield and Income and Capital Funds may each borrow money only for temporary or emergency purposes and not for leverage purposes, and then only in an amount up to 5% of its assets, in order to meet redemption requests without immediately selling any portfolio securities or other assets. These Funds, except for the Government Fund, may not pledge their assets in an amount exceeding the amount of the borrowings secured by such pledge. The Government Fund may pledge up to 7% of its assets to secure any such borrowings.


The maximum amount that the Opportunity Fund may borrow is one-third of the value of its assets (including the amount borrowed). As a temporary measure for extraordinary or emergency purposes, the Opportunity Fund may borrow money up to one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests without immediately selling any portfolio securities. The Opportunity Fund may also borrow money up to 20% of the value of its total assets (including the amount borrowed) for leverage purposes.


Additional Investment Information. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Accordingly, a Fund may sell fixed income securities in anticipation of a rise in interest rates and purchase such securities for inclusion in its portfolio in anticipation of a decline in interest rates. Frequency of portfolio turnover will not be a limiting factor should the investment manager deem it desirable to purchase or sell securities. The portfolio turnover rates for the Funds are listed under "Financial Highlights." High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

A Fund (other than the Short-Term Government Fund) may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of a Fund's portfolio may be relatively short (under 5 years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. The effective dollar-weighted average portfolio maturity of the Adjustable Rate Fund generally will range from less than one year to five years.

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities, except that the Mortgage Fund may not purchase illiquid securities if more than 10% of its total assets would be invested in such securities. Each Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Funds. Such securities may be illiquid and subject to a Fund's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.


Trustees' Power to Change Objectives and Policies. Except as specifically stated to the contrary, the objectives and policies of the Funds may be changed by the Trustees without a vote of the shareholders.


BROKERAGE COMMISSIONS


Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The

Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Funds' purchases and sales of fixed income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research and market statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchases or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor may place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor, the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal years (except the Opportunity Fund which commenced operations on October 1, 1997) and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.


                               Allocated to Firms
                              Based on Research in
                              --------------------

Fund                               Fiscal 1998              Fiscal 1998              Fiscal 1997             Fiscal 1996
----                               -----------              -----------              -----------             -----------
Short-Term Government                  $0                        $4,000                   $8,000                  $29,000
Diversified                            $0                    $5,155,000               $3,860,000               $2,927,000
Government                             $0                      $769,000                 $887,000                 $806,000
High Yield                             $0                   $64,235,000              $43,566,000              $46,280,000
Income and Capital                     $0                      $619,000               $2,156,000               $1,624,000
Mortgage                               $0                      $679,000                 $570,000                 $545,000
Opportunity                            $0                      $752,000                      N/A                      N/A

INVESTMENT MANAGER AND UNDERWRITER


Investment Manager. Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, is each Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, a newly formed global insurance and financial services company. The balance of the Advisor is owned by its officers and employees. Pursuant to investment management agreements, Scudder Kemper acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states. Scudder Kemper has agreed to reimburse the Government Fund should all operating expenses of the Fund, including the compensation of Scudder Kemper, but excluding taxes, interest, distribution services fee, extraordinary expenses and brokerage commissions or transaction costs, exceed 1% of average daily net assets of the fund on an annual basis.

The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees of the Fund. Each Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. If additional Funds become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.


Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting in December 1998.


The current investment management fee rates are payable monthly, at the annual rates shown below.


                                     Short-Term
                                     Government,
                                 Income and Capital      Diversified and
Average Daily Net Assets            and Mortgage           High Yield            Government             Opportunity
------------------------            ------------           ----------            ----------             -----------
$0-$250 million                        0.55%                  0.58%                 0.45%                   0.65%
$250 million-$1 billion                0.52                   0.55                  0.43                    0.62
$1 billion-$2.5 billion                0.50                   0.53                  0.41                    0.60

                                     Short-Term
                                     Government,
                                 Income and Capital      Diversified and
Average Daily Net Assets            and Mortgage           High Yield            Government             Opportunity
------------------------            ------------           ----------            ----------             -----------
$2.5 billion-$5 billion                0.48                   0.51                  0.40                    0.58
$5 billion-$7.5 billion                0.45                   0.48                  0.38                    0.55
$7.5 billion-$10 billion               0.43                   0.46                  0.36                    0.53
$10 billion-$12.5 billion              0.41                   0.44                  0.34                    0.51
Over $12.5 billion                     0.40                   0.42                  0.32                    0.49

The investment management fees paid by each Fund for its last three fiscal years are shown in the table below. (The Opportunity Fund commenced operations on October 1, 1997.)

Fund                              1998             1997              1996
----                              ----             ----              ----
Short-Term Government            $415,000          493,000           627,000
Strategic                      $4,986,000        4,664,000         4,239,000
Government                    $14,451,000       15,888,000        18,159,000
High Yield                    $27,887,000       23,419,000        19,436,000
Income and Capital             $3,472,000        3,162,000         3,194,000
Mortgage                      $11,862,000       13,793,000        16,340,000
Opportunity                      $102,000               --                --

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds.


Principal Underwriter. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a wholly owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors.
KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

Class A Shares. KDI receives no compensation from the Trusts as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase, Repurchase and Redemption of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.

The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.


                                               Commissions               Commissions KDI            Commissions Paid to
Class A Shares                Fiscal Year      Retained by KDI           Paid to All Firms          KDI Affiliated Firms
--------------                -----------      ---------------           -----------------          --------------------
Short-Term Government         1998             $8,000                    91,000                     0
                              1997             $8,000                    58,000                     0
                              1996             $11,000                   88,000                     0

Strategic                     1998             $151,000                  1,236,000                  0
                              1997             $178,000                  1,166,000                  0
                              1996             $129,000                  737,000                    69,000

Government                    1998             $227,000                  1,665,000                  8,000
                              1997             $221,000                  1,410,000                  10,000
                              1996             $330,000                  2,024,000                  91,000

High Yield                    1998             $1,521,000                12,060,000                 174,000
                              1997             $1,714,000                11,779,000                 181,000
                              1996             $857,000                  6,035,000                  226,000

Income and Capital            1998             $70,000                   578,000                    0
                              1997             $53,000                   1,283,000                  0
                              1996             $115,000                  914,000                    74,000

Mortgage                      1998             $35,000                   272,000                    0
                              1997             $29,000                   201,000                    0
                              1996             $38,000                   226,000                    11,000

Opportunity                   1998             $187,000                  26,000                     0

Class B Shares and Class C Shares. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by KDI to pay for distribution services , the agreement (the "Plan"), is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. As of December 1997, each Fund's Rule 12b-1 Plan has been separated from its distribution agreement.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.


For its services under the distribution agreement, KDI receives a fee from each Fund pursuant to the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares" KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


For its services under the distribution agreement, KDI receives a fee from each Fund pursuant to the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charges -- Class C Shares".

Expenses of the Funds and of KDI in connection with the Rule 12b-1 plans for the Class B and Class C shares are set forth below (The Opportunity Fund commenced operations on October 1, 1997). A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                                            Other Distribution Expenses paid by KDI
                                                                            ---------------------------------------
                                     Contingent      Total    Distribution
                      Distribution    Deferred   Distribution   Paid by
                       Fees Paid       Sales      Fees Paid   KDI to KDI   Advertising               Marketing     Misc.
   Class B   Fiscal     by Fund       Charges     by KDI to   Affiliated       and     Prospectus    and Sales  Operating   Interest
   Shares     Year      to KDI      Paid to KDI     Firms        Firms     Literature   Printing      Expenses   Expenses   Expenses
   ------     ----      ------      -----------     -----        -----     ----------   --------      --------   --------   --------
Short-Term    1998       $53,000        31,000        78,000          0        10,243        742        20,074     18,228     87,819
Government    1997       $51,000        31,000       112,000          0        10,000      1,000        25,000    492,000     36,000
              1996       $42,000        19,000        56,000      5,000        13,000      1,000        31,000     12,000     26,000

Strategic     1998    $2,208,000       502,000     2,939,000          0       359,087     42,027       741,917    131,028    814,441
              1997    $2,148,000       419,000     2,911,000          0       368,000     26,000     1,018,000    121,000    640,000
              1996    $1,909,000       446,000     1,739,000     54,000       409,000     33,000       871,000    165,000    468,000

Government    1998      $677,000       186,000     1,288,000          0       105,653     14,079       226,194     45,628    489,426
              1997      $528,000       234,000       665,000          0       116,000      8,000       303,000     43,000    405,000
              1996      $475,000       181,000     1,206,000     34,000       336,000     27,000       690,000    135,000    308,000

High Yield    1998   $10,804,000     2,203,000    18,022,000          0     2,242,157    191,602     4,538,360    682,073  3,001,886
              1997    $8,925,000     1,473,000    16,578,000          0     2,127,000    153,000     5,700,000    583,000  1,500,000
              1996    $7,450,000     1,324,000     7,288,000     91,000     1,549,000    119,000     3,416,000    638,000    567,000

Income and    1998      $705,000       199,000     1,001,000          0        94,710     11,383       200,587     42,317    441,045

Capital       1997      $600,000       211,000       588,000          0        97,000      7,000       254,000     39,000    378,000
              1996      $572,000       146,000     1,393,000     89,000       390,000     31,000       804,000    132,000    295,000

Mortgage      1998    $3,968,000       734,000       542,000          0        78,207      6,758       153,532     46,272   -955,066
              1997    $6,685,000     1,362,000       640,000          0       116,000      8,000       300,000     57,000          0
              1996    $9,328,000     2,147,000       982,000     22,000       325,000     23,000       656,000    119,000    514,000

Opportunity   1998       $52,000         6,000       487,000          0        46,797      3,897        89,792     38,890     27,289

                                                                           Other Distribution Expenses Paid by KDI
                                                                           ---------------------------------------
                                                            Distribution
                      Distribution Contingent     Total        Paid by
                       Fees Paid   Deferred   Distribution   KDI to KDI  Advertising               Marketing     Misc.
   Class C     Fiscal  by Fund to  Sales KDI  Fees paid by   Affiliated     and      Prospectus   and Sales    Operating    Interest
   Shares      Year       KDI       Charges   KDI to Firms      Firms    Literature   Printing     Expenses     Expenses    Expenses
   ------      ----       ---       -------   ------------      -----    ----------   --------     --------     --------    --------
Short-Term     1998      $10,000      1,000       14,000          0        5,131          373        9,366       14,033      19,184
Government     1997       $9,000          0        8,000          0        4,000            0       11,000       61,000      12,000
               1996       $9,000          0        9,000          0        9,000        1,000       20,000        8,000       8,000

                                                                           Other Distribution Expenses Paid by KDI
                                                                           ---------------------------------------
                                                            Distribution
                      Distribution Contingent     Total        Paid by
                       Fees Paid   Deferred   Distribution   KDI to KDI  Advertising               Marketing     Misc.
   Class C     Fiscal  by Fund to  Sales KDI  Fees paid by   Affiliated     and      Prospectus   and Sales    Operating    Interest
   Shares      Year       KDI       Charges   KDI to Firms      Firms    Literature   Printing     Expenses     Expenses    Expenses
   ------      ----       ---       -------   ------------      -----    ----------   --------     --------     --------    --------
Strategic      1998     $175,000     16,000      225,000          0       66,838        8,554      146,568       32,759      14,435
               1997      $83,000      5,000      106,000          0       49,000        4,000      136,000       24,000      29,000
               1996      $33,000          0       52,000          0       34,000        3,000       54,000       14,000      12,000

Government     1998     $105,000      2,000      149,000          0       26,880        4,121       59,658       19,821      11,029
               1997      $62,000      1,000       72,000          0       16,000        1,000       44,000        8,000      30,000
               1996      $51,000      1,000       60,000          0       57,000        5,000      113,000        8,000      19,000

High Yield     1998   $1,298,000     83,000    1,432,000          0      491,828       41,776    1,002,114      163,164     384,393
               1997     $657,000     58,000      944,000          0      411,000       29,000    1,111,000      128,000     210,000
               1996     $245,000      3,000      370,000          0      316,000       23,000      559,000       90,000      79,000

Income and     1998      $93,000      2,000      114,000          0       27,577        3,411       58,411       19,627       9,491
Capital        1997      $53,000      2,000       60,000          0       23,000        2,000       60,000       16,000      24,000
               1996      $31,000      1,000       42,000          0       40,000        3,000       86,000        2,000      12,000

Mortgage       1998      $24,000         --       26,000          0        5,808          443       11,282       12,512      11,791
               1997      $16,000      1,000       21,000          0        7,000            0       19,000        5,000       8,000
               1996      $12,000          0       15,000          0        8,000        1,000       17,000        1,000       5,000

Opportunity    1998       $9,000      1,000       19,000          0        7,173          595       15,074       13,590       1,048




Administrative Services. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each class of the Fund.


KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to 0.15% (0.25% for the Mortgage Fund) of the net assets in Fund accounts that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to 0.25% of net assets of those accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. With respect to Class B shares and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include affiliates of KDI.

The following information concerns the administrative services fee paid by each Fund to KDI for fiscal years ended 1998, 1997 and 1996 (except the Opportunity Fund which commenced operations on October 1, 1997).

                            Administrative Service Fees Paid by Fund
                            ----------------------------------------
                                                                               Total Service Fees      Service Fees Paid by KDI
Fund                 Fiscal Year      Class A        Class B       Class C     Paid by KDI to Firms     to KDI Affiliated Firms
----                 -----------      -------        -------       -------     --------------------     -----------------------
Short-Term           1998              $141,000        17,000        3,000             165,000                      0
Government           1997              $169,000        17,000        3,000             188,000                      0
                     1996              $213,000        14,000        3,000             231,000                  5,000

Strategic            1998            $1,244,000       719,000       58,000           2,074,000                  7,000
                     1997            $1,131,000       705,000       28,000           1,930,000                  9,000
                     1996            $1,020,000       624,000       11,000           1,692,000                 55,000

Government           1998            $6,413,000       222,000       35,000           6,718,000                      0
                     1997            $6,821,000       173,000       19,000           7,053,000                 35,000
                     1996            $7,542,000       159,000       15,000           7,728,000                329,000

High Yield           1998            $8,011,000     3,506,000      428,000          12,147,000                 54,000
                     1997            $6,462,000     2,917,000      217,000          10,067,000                 49,000
                     1996            $5,075,000     2,469,000       83,000           7,844,000                134,000

Income and           1998            $1,147,000       229,000       30,000           1,434,000                      0
Capital              1997              $992,000       199,000       18,000           1,207,000                  6,000
                     1996              $950,000       185,000       10,000           1,167,000                 39,000

Mortgage             1998            $4,254,000     1,256,000        8,000           5,521,000                 53,000
                     1997            $4,354,000     2,139,000        5,000           6,503,000                 73,000
                     1996            $4,751,000     2,978,000        4,000           7,729,000                301,000

Opportunity          1998               $14,000        17,000        3,000              57,000                      0

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, however, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services, as well as (except for the Mortgage Fund), with respect to Class A shares, the date when shares representing such assets were purchased. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.


Certain trustees or officers of the Funds are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."


Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $14.00 ($23.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.02% and out-of-pocket expense reimbursement.. IFTC's fee is reduced by certain earnings credits in favor of the Fund. The following shows for each Fund's 1998 fiscal year the shareholder service fees IFTC remitted to KSvC.

Fund                                                 Fees to KSvC
----                                                 ------------
Short-Term Government                                  $234,000
Strategic                                            $1,944,000
Government                                           $3,275,000
High Yield                                           $5,963,000
Income and Capital                                   $1,051,000
Mortgage                                             $3,302,000
Opportunity Fund                                        $19,000


Independent Auditors and Reports to Shareholders. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufmann & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund.

PURCHASE, REPURCHASE, AND REDEMPTION OF SHARES


PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                           Annual 12b-1 Fees
                                                          (as a % of average
                             Sales Charge                  daily net assets)              Other Information
                ---------------------------------------------------------------------------------------------------------
Class A         Maximum initial sales charge of 4.5%             None            Initial sales charge waived or
                of the public offering price (3.5% for                           reduced for certain purchases
                the Short-Term Government Fund)

Class B         Maximum contingent deferred sales                0.75%           Shares convert to Class A shares six
                charge of 4% of redemption proceeds;                             years after issuance
                declines to zero after six years

Class C         Contingent deferred sales charge of 1%           0.75%           No conversion feature
                of redemption proceeds for redemptions
                made during first year after purchase

Class I         None                                             None

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. In order to begin accruing income dividends as soon as possible, purchasers may wire payment to United Missouri Bank of Kansas City, N.A., 10th and Grand Avenue, Kansas City, Missouri 64106.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers of the Adjustable Rate and Short-Intermediate Government Funds choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                           Short-Term Government Fund


                                                              Sales Charge
                                                              ------------
                                           As a Percentage                         Allowed to Dealers
                                             of Offering    As a Percentage of     as a Percentage of
           Amount of Purchase                   Price        Net Asset Value*        Offering Price
           ------------------                   -----        ----------------        --------------
Less than $100,000                              3.50%              3.63%                  3.00%
$100,000 but less than $250,000                 3.00               3.09                   2.50
$250,000 but less than $500,000                 2.50               2.56                   2.25
$500,000 but less than $1 million               2.00               2.04                   1.75
$1 million and over                             0.00**             0.00**                    ***

*     Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***   Commission is payable by KDI as discussed below.


The public offering price of Class A shares for purchasers of the Strategic, Government, High Yield, Income and Capital, Mortgage and Opportunity Funds choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

Strategic, Government, High Yield, Income and Capital, Mortgage and Opportunity Funds

                                                              Sales Charge
                                                              ------------
                                           As a Percentage                         Allowed to Dealers
                                             of Offering    As a Percentage of     as a Percentage of
           Amount of Purchase                   Price        Net Asset Value*        Offering Price
           ------------------                   -----        ----------------        --------------
Less than $100,000                              4.50%              4.71%                  4.00%
$100,000 but less than $250,000                 3.50               3.63                   3.00
$250,000 but less than $500,000                 2.60               2.67                   2.25
$500,000 but less than $1 million               2.00               2.04                   1.75
$1 million and over                             0.00**             0.00**                  ***


*     Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***   Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features;" or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. No compensation will be paid pursuant to this paragraph with respect to plans within the KemStar(TM) program. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families, and (d) any trust or pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund Class A shares may purchase Fund shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."


Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.


Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administration services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans);

unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category (4) above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

General. As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares of each Fund, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

REPURCHASE AND REDEMPTION OF SHARES

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor guardian and custodial account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.


Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;
(c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                    Contingent Deferred
      Year of Redemption After Purchase                Sales Charge
      ---------------------------------                ------------

First                                                       4%
Second                                                      3%
Third                                                       3%
Fourth                                                      2%
Fifth                                                       2%
Sixth                                                       1%

Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:

                        Contingent Deferred Sales Charge
                        --------------------------------

                                       Shares Purchases on or
                     Shares Purchases  after February 1, 1991   Shares Purchased
Year of Redemption      on or after          and Before              Before
After Purchase         March 1, 1993       March 1, 1993        February 1, 1991
--------------         -------------       -------------        ----------------

First                       4%                   3%                    5%
Second                      3%                   3%                    4%
Third                       3%                   2%                    3%
Fourth                      2%                   2%                    2%
Fifth                       2%                   1%                    2%
Sixth                       1%                   1%                    1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below) and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (f) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1998 will be eligible for the second year's charge if redeemed on or after December 1, 1999. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES


Class A Shares -- Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper Europe Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Opportunity, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income And Capital Preservation Fund, Kemper Intermediate Municipal Bond, Kemper International Fund, Kemper International Growth and Income Fund, Kemper Large Company Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Kemper Research Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Retirement Fund -- Series I, Kemper Retirement Fund -- Series II, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper Short- Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Small Cap Relative Value Fund, Kemper Strategic Income Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman High Return Equity Fund, Kemper-Dreman Financial Services Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50 maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder

Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

ADDITIONAL TRANSACTION INFORMATION

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company ("KSvC"), (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KSvC in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash , to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.


Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

DIVIDENDS AND TAXES

Dividends. Each Fund normally declares and distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually.

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options: (1) to receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or (2) to receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.


The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.


At August 31, 1998 the Short-Term Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $9,652,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1999 through 2006. In addition, from November 1, 1997 through August 31, 1998, the Fund incurred approximately $125,000 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1999. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1998, the Strategic Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $54,943,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2006. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1998, the Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $606,764,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2004. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1998, the Income and Capital Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $7,984,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1998, the High Yield Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $45,015,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1999 through 2004. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1998, the Mortgage Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $612,745,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2000 through 2005. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.


A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one-year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund (other than shares of the Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) or other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus"." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities and certain American Depositary Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 12 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Diversified, High Yield or Opportunity Funds may qualify for the dividends received deduction available to corporate shareholders. However, it is anticipated that only a small portion, if any, of the dividends paid by such Funds will so qualify. No portion of the dividends paid by the Adjustable Rate, Government, Income and Capital, Mortgage or Short-Intermediate Government Funds will qualify for the dividends received deduction.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.


Fund dividends that are derived from interest on direct (but not guaranteed) obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In other states, arguments can be made that such distributions should be exempt from state and local taxes based on federal law, 31 U.S.C. Section 3124, and the U.S. Supreme Court's interpretation of that provision in American 37 Bank and Trust Co. v. Dallas County, 463 U.S. 855 (1983). Shareholders should consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes. Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts ("IRAs") or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.


After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes, including information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes, including information regarding any foreign taxes and credits. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE


The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.


With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.


Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.


Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.


Performance results for Funds receiving a waiver of fees or absorption of expenses may be shown with and without the effect of this waiver and expense absorption. Performance results not giving effect to waivers and expense absorptions will be lower.


Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio.


Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.


A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Each Fund's yield shown below is based on the one-month period ended as noted.

Fund (Period Ended)               Class A Shares  Class B Shares  Class C Shares
-------------------               --------------  --------------  --------------


Short-Term Government (8/31/98)        4.25%           3.75%           3.78%
Strategic (10/31/98)                   7.26%           6.60%           6.73%
Government (10/31/98)                  5.69%           5.04%           5.06%
High Yield (9/30/98)                   9.91%           9.49%           9.51%
Income and Capital (10/31/98)          4.45%           3.79%           3.79%
Mortgage (9/30/98)                     5.54%           4.86%           5.03%
Opportunity Fund (9/30/98)             9.65%           9.33%           9.33%


Each Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b/cd +1)^6 - 1]


      Where:   a    =   dividends and interest earned during the period.
               b    =   expenses accrued for the period (net of reimbursements).
               c    =   the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.
               d    =   the maximum offering price per share on the last day of
                        the period (which is net asset value for Class B and Class C shares).

In computing the foregoing yield, each Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price (3.5% for the Adjustable Rate and Short-Intermediate Government Funds). Class B, Class C and Class I shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.


A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Adjustable Rate Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers 30 Year GNMA Index and the Merrill Lynch Market Weighted Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. (""Lipper").

Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.


Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").


A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Each Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.


The yield or price volatility of a Fund (particularly the Adjustable Rate Fund) may be compared to various securities, such as U.S. Government Securities, or indexes, such as the COFI referred to above or the constant Maturity Treasury Index ("CMT") published by the Federal Reserve Board. A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums.

Comparative information with respect to certain indices may be included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The Consumer Price Index is generally considered to be a measure of inflation. The Lehman Brothers Adjustable Rate Index generally represents the performance of adjustable rate mortgages during various market conditions. The Lehman Brothers Aggregate Bond Index generally represents the performance of intermediate and long-term government bonds and investment grade corporate debt securities and mortgage-backed securities during various market conditions. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities during various market conditions. The Merrill Lynch Market Weighted Index generally represents the performance of short- and intermediate-term Treasury and GNMA securities during various market conditions. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds during various market conditions. The Salomon Brothers Long-Term High Yield Index generally represents the performance of high yield debt securities during various market conditions. The Salomon Brothers 30 Year GNMA Index generally represents the performance of GNMA 30-year pass-through mortgages. The foregoing bond indices are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. The net asset values and returns of each class of shares of the Funds will also fluctuate.

SHORT-TERM GOVERNMENT FUND -- AUGUST 31, 1998

AVERAGE                    Fund        Fund         Fund
ANNUAL TOTAL              Class A     Class B      Class C
RETURN TABLE              Shares      Shares       Shares
------------              ------      ------       ------

Life of Fund(+)            6.01%         --          --
Life of Fund(++)             --        3.82%       4.28%
Five Years                 3.47%        N/A         N/A
One Year                   0.07%       0.10%       3.10%


(+)   Since September 1, 1987 for Class A Shares.
(++)  Since May 31, 1994 for Class B and Class C Shares.


STRATEGIC FUND -- OCTOBER 31, 1998

AVERAGE                    Fund        Fund         Fund
ANNUAL TOTAL              Class A     Class B      Class C
RETURN TABLE              Shares      Shares       Shares
------------              ------      ------       ------

Life of Fund(+)            9.95%         --          --
Life of Fund(++)             --        6.05%       6.58%
Ten Years                 10.10%        N/A         N/A
Five Years                 5.65%        N/A         N/A
One Year                  -3.26%      -2.69%       0.28%


(+)   Since June 23, 1977 for Class A Shares.
(++)  Since May 31, 1994 for Class B and Class C Shares.
(+++) The Fund's current objective became effective February 1, 1989.

GOVERNMENT FUND -- OCTOBER 31, 1998


AVERAGE                    Fund        Fund         Fund
ANNUAL TOTAL              Class A     Class B      Class C
RETURN TABLE              Shares      Shares       Shares
------------              ------      ------       ------

Life of Fund(+)           8.92%          --          --
Life of Fund(++)           --          6.65%       7.09%
Ten Years                 7.74%         N/A         N/A
Five Years                5.51%         N/A         N/A
One Year                  2.74%        3.67%       6.66%


(+) Since October 1, 1979 for Class A Shares (when ZKI assumed investment advisory responsibilities for the Fund; prior to that date, the Fund was managed by another investment adviser that was not affiliated with ZKI)
(++)  Since May 31, 1994 for Class B and Class C Shares.

HIGH YIELD FUND -- SEPTEMBER 30, 1998

AVERAGE                    Fund        Fund         Fund
ANNUAL TOTAL              Class A     Class B      Class C
RETURN TABLE              Shares      Shares       Shares
------------              ------      ------       ------

Life of Fund(+)          11.17%          --          --
Life of Fund (++)           --         7.76%       8.21%
Ten Years                 9.49%         N/A         N/A
Five Years                7.74%         N/A         N/A
One Year                 -5.04%       -4.53%      -1.89%


(+)   Since January 26, 1978 for Class A Shares.
(++)  Since May 31, 1994 for Class B and Class C Shares.

INCOME AND CAPITAL FUND -- OCTOBER 31, 1998


AVERAGE                    Fund        Fund         Fund
ANNUAL TOTAL              Class A     Class B      Class C
RETURN TABLE              Shares      Shares       Shares
------------              ------      ------       ------

Life of Fund(+)            9.21%         --          --
Life of Fund(++)             --        7.23%       7.67%
Ten Years                  8.03%        N/A         N/A
Five Years                 5.57%        N/A         N/A
One Year                   3.29%       4.20%       7.20%


(+)   Since April 15, 1974 for Class A Shares.
(++)  Since May 31, 1994 for Class B and Class C Shares.


MORTGAGE FUND -- SEPTEMBER 30,  1998

AVERAGE                    Fund        Fund         Fund
ANNUAL TOTAL              Class A     Class B      Class C
RETURN TABLE              Shares      Shares       Shares
------------              ------      ------       ------

Life of Fund(+)            5.67%         --          --
Life of Fund(++)             --        7.17%         --
Life of Fund(+++)            --          --        7.25%
Ten Years                   N/A        7.17%        N/A
Five Years                 5.36%       5.27%        N/A
One Year                   4.09%       5.00%       8.30%


(+)   Since January 10, 1992 for Class A Shares.
(++)  Since October 26, 1984 for Class B Shares.
(+++) Since May 31, 1994 for Class C Shares.



OPPORTUNITY FUND -- SEPTEMBER 30, 1998

AVERAGE                    Fund        Fund         Fund
ANNUAL TOTAL              Class A     Class B      Class C
RETURN TABLE              Shares      Shares       Shares
------------              ------      ------       ------

Life of Fund(+)           -3.96%      -3.93%       -1.11%

(+)   Since 10/01/97.

There may be quarterly periods following the periods reflected in the performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.


Investors may want to compare the performance of a Fund to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit represent an alternative income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. The bonds in which the Funds invest are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.


Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. As noted in the prospectus, the government guarantee of the bonds in the Short-Term Government, Government and Mortgage Funds does not guarantee the market value of their respective shares. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Each Fund's yield will also fluctuate.

From time to time, the Short-Term Government Fund may compare its yield or price volatility to various securities, such as U.S. Government Securities, or to certain indices including, but not limited to, the J.P. Morgan one-, three-, and five-year constant maturity Treasury yield indices, which are based on estimated Treasury security yields adjusted to constant maturity and the Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI), which represents the weighted average cost of funds for savings institutions in Arizona, California and Nevada and is based on the one month annualized yield of savings deposits, Federal Home Loan Advances and other borrowings, such as repurchase agreements.


OFFICERS AND TRUSTEES


The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Adviser.


LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7515 Pelican Bay Boulevard, Naples, Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.


THOMAS W. LITTAUER (4/26/55), Trustee and Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.


DANIEL PIERCE (3/18/34), Chairman and Trustee*, Two International Place, Boston, Massachusetts; Managing Director, Adviser.


WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)(retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.


MARK S. CASADY (9/21/60), President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.


PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.


ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.


ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN R. HEBBLE (6/27/58), Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.


BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.


CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser and KDI.


Short-Term Government Fund:

RICHARD L. VANDENBERG (11/16/49), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Senior Portfolio Manager with an unaffiliated investment management firm.

Strategic Fund:

J. PATRICK BEIMFORD, JR. (5/25/50), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser

ROBERT S. CESSINE (1/5/50), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Vice President, Wellington Management Company.

MICHAEL A. McNAMARA (12/28/44), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser

HARRY E. RESIS, JR. (11/24/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, First Vice President, PaineWebber Incorporated.


RICHARD L. VANDENBERG, see above*

High Yield Fund :

MICHAEL A. McNAMARA, see above.*

HARRY E. RESIS, JR., see above.*

Income and Capital Preservation Fund:

ROBERT S. CESSINE, see above.*


Mortgage Fund (Kemper Portfolios):

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser


RICHARD L. VANDENBERG, see above,*

*     Interested persons as defined in the 1940 Act.


The trustees and officers who are "interested persons" as designated above receive no compensation from a Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 1998 fiscal year except that the information in the last column is for calendar year 1997.


                           Aggregate Compensation From
                           ---------------------------


                                                                                                                Total
                                                                                                             Compensation
                       Short-Term                                     High       Income &                    Kemper Funds
                       Government    Strategic      Government       Yield       Capital       Kemper           Paid to
Name of Trustee          Fund           Fund            Fund         Series       Fund       Portfolios+       Trustees**
---------------          ----           ----            ----         ------       ----       -----------       ----------

David W. Belin*         $1,600         $3,400          $6,000        $5,800      $3,000        $8,000           $113,000

Lewis A. Burnham        $1,300         $3,800          $6,700        $6,900      $3,400        $10,100          $117,800

Donald L. Dunaway*      $2,100         $4,100          $7,300        $7,400      $3,700        $10,000          $125,900

Robert B. Hoffman       $1,800         $3,700          $6,400        $6,600      $3,100        $8,900           $109,400

Donald R. Jones         $1,900         $4,000          $6,900        $7,100      $3,500        $9,500           $114,200

Shirley D. Peterson     $1,700         $3,400          $6,000        $6,100      $3,000        $8,200           $114,000

William P. Sommers      $1,700         $3,400          $6,000        $6,100      $3,000        $8,200           $109,400

+ Includes Kemper Cash Reserves Fund, Mortgage Fund and Short-Intermediate Government Fund. The Kemper Short-Intermediate Government Fund was reorganized into Kemper Adjustable Rate U.S. Government Fund on February 5, 1999. The Adjustable Rate Fund was then renamed Kemper Short-Term U.S. Government Fund.
* Includes deferred fees . Pursuant to deferred compensation agreements with Kemper Funds, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts , (including interest thereon) payable from the Funds are $19,500, $62,400, $118,300, $88,600, $46,100 and $110,400 for Mr. Belin
      and $12,500, $24,200, $54,400, $43,600, $21,600 and $66,400 for

      Mr. Dunaway for the Short-Term Government Fund, Strategic Fund, Government Fund, High Yield Fund, Income and Capital Fund and Kemper Portfolios+, respectively.
** Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper Funds with 48 fund portfolios.


As of November 30, 1998, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds:


                     Kemper Short-Term U.S. Government Fund
             (formerly Kemper Adjustable Rate U.S. Government Fund)


Name and Address                                Class             Percentage
----------------                                -----             ----------

Prudential Securities                             A                  8.69
Standard Savings Bank
228 W. Garvey Ave
Monterey Park, CA  91754


National Financial Svcs Corp.                     B                 14.22
200 Liberty Street
New York, NY  10281


Donaldson Lufkin Jenrette                         B                 10.86
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

MLPF&S for the Sole Benefit of ITS                B                 12.35
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Everen Clearing Corp                              B                  8.63
Attn: Chris Scotto
111 E Kilbourn Ave
Milwaukee, WI  53202

Junior Junction Inc                               C                  5.22
1220 York St
Utica, NY  13502

MLPF&S for the Sole Benefit of ITS                C                 13.51
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Pacific Piston Ring Co Inc                        C                 10.70
10410 Futhven Ln
Los Angeles, CA  90077

Name and Address                                Class             Percentage
----------------                                -----             ----------

Leenah Al Qattan & Bohdan Radejko JTWROS          C                 24.22
5 Upper Phillimore Gardens
London W8 United Kingdom

                     Kemper U.S. Government Securities Fund

Name and Address                                Class             Percentage
----------------                                -----             ----------


National Financial Svcs Corp.                     B                  7.27
200 Liberty Street
New York, NY  10281


Donaldson Lufkin Jenrette                         B                  5.50
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

MLPF&S for the Sole Benefit of ITS                B                  6.11
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Donaldson Lufkin Jenrette                         C                 10.26
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

MLPF&S for the Sole Benefit of ITS                C                 18.78
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

                             Kemper High Yield Fund

Name and Address                                Class             Percentage
----------------                                -----             ----------

National Financial Svcs Corp.                     B                  6.56
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                         B                  5.73
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

Name and Address                                Class             Percentage
----------------                                -----             ----------

Everen Clearing Corp Cust                         B                  6.68
Attn Chris Scotto
111 E Kilbourn Avenue
Milwaukee, WI  53202

Name and Address                                Class             Percentage
----------------                                -----             ----------


National Financial Svcs Corp.                     C                  7.55
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                         C                  5.88
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

MLPF&S for the Sole Benefit of ITS                C                  8.47
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Everen Clearing Corp Cust                         C                 10.06
Attn Chris Scotto
111 E Kilbourn Avenue
Milwaukee, WI  53202

Scudder/Kemper Investments Inc                    I                  5.33
Money Purchase Plan #61486
Attn Peter Drexler
345 Park Ave
New York, NY  10154

Scudder/Kemper Investments Inc                    I                 45.64
Profit Sharing Plan #61486
Attn Peter Drexler
345 Park Ave
New York, NY  10154

Capinco                                           I                  8.62
C/O Firstar Trust Co
P.O. Box 1787
Milwaukee, WI  53201

Patterson & Co                                    I                  6.46
1525 W Wt Harris Blvd # 1151
Charlotte, NC  28262

     Kemper Strategic Income Fund (formerly Kemper Diversified Income Fund)


Name and Address                                Class             Percentage
----------------                                -----             ----------

National Financial Svcs Corp.                     B                  9.90
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                         B                  7.59
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

Merrill Lynch                                     B                  5.16
165 Broadway
New York, NY  10006

National Financial Svcs Corp.                     C                 14.03
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                         C                  7.31
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

MLPF&S for the Sole Benefit of ITS                C                 21.25
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

                       Kemper High Yield Opportunity Fund

Name and Address                                Class             Percentage
----------------                                -----             ----------

National Financial Svcs Corp.                     A                 14.31
200 Liberty Street
New York, NY  10281

Edward J. Pipkin Jr                               A                  6.70
5 Graham Ct
Rye, NY  10580


Wheat First Securities Inc                        A                  6.01
707 East Main St
Richmond, VA  23219

Name and Address                                Class             Percentage
----------------                                -----             ----------

Donaldson Lufkin Jenrette                         B                 24.93
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

National Financial Svcs Corp.                     C                  8.63
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                         C                  7.20
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

Prudential Securities Inc.                        C                  7.94
One New York Plaza
New York, NY  10004-1901

BHC Securities, Inc                               C                  5.98
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103

                    Kemper Income & Capital Preservation Fund

Name and Address                                Class             Percentage
----------------                                -----             ----------

MLPF&S for the Sole Benefit of ITS                A                 27.13
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

National Financial Svcs Corp.                     B                  6.97
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                         B                  5.68
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303


MLPF&S for the Sole Benefit of ITS                B                  7.19
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Name and Address                                Class             Percentage
----------------                                -----             ----------

National Financial Svcs Corp.                     C                  5.49
200 Liberty Street
New York, NY  10281

MLPF&S for the Sole Benefit of ITS                C                 30.75
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Lindsay Concrete Prod Inc                         C                  6.12
P.O. Box 578
Canal Fulton, OH  44614

Scudder/Kemper Investments Inc                    I                  5.24
Money Purchase Plan #61486
Attn Peter Drexler
345 Park Ave
New York, NY  10154

Scudder/Kemper Investments Inc                    I                 57.92
Profit Sharing Plan #61486
Attn Peter Drexler
345 Park Ave
New York, NY  10154

ZKI Inc.                                          I                  8.40
Lasalle National Bank TTEE
222 S. Riverside Plaza 24th Flr
Chicago, IL  60606

                            Kemper U.S. Mortgage Fund

Name and Address                                Class             Percentage
----------------                                -----             ----------

National Financial Svcs Corp.                     B                  5.08
200 Liberty Street
New York, NY  10281

MLPF&S for the Sole Benefit of ITS                B                  6.06
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Painewebber                                       C                 16.90
1000 Harbor Blvd., 8flr
Weehawken, NJ  07087

Name and Address                                Class             Percentage
----------------                                -----             ----------

MLPF&S for the Sole Benefit of ITS                C                 30.91
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Morongo Band of Mission Indians                   C                 18.13
Community Service Reserve
11581 Potrero Road
Banning, CA  92220


CAPITAL  STRUCTURE

The Short-Term Government, Strategic, Government, Income and Capital Funds, and High Yield Series are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Short-Term Government Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. Prior to February 5, 1999, the Fund was known as "Kemper Adjustable Rate U.S. Government Fund." Effective February 5, 1999, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Short-Intermediate Government Fund, a series, or "Portfolio", of Kemper Portfolios. Prior to January 1, 1992, the Fund was known as "Kemper Enhanced Government Income Fund." The Strategic Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Prior to February 5, 1999, the Fund was known as "Kemper Diversified Income Fund." Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Option Income Fund, Inc., a Maryland corporation organized in 1977. Prior to February 1, 1989, the Fund was known as "Kemper Option Income Fund." The Government Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper U.S. Government Securities Fund, Inc., a Maryland corporation (formerly known as Kemper Fund For Government Guaranteed Securities, Inc.) organized in 1980 as successor to a Pennsylvania business trust organized in 1977. The High Yield and Opportunity Funds are separate series, or "Portfolios," of Kemper High Yield Series. The High Yield Series was organized as a business trust under the laws of Massachusetts on October 24, 1985 with a single portfolio. Effective January 31, 1986, that Trust, pursuant to a reorganization succeeded to the assets and liabilities of Kemper High Yield Fund, Inc., a Maryland corporation organized in 1977. Prior to October 1, 1997, the Trust was known as Kemper High Yield Fund. The Income and Capital Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Income and Capital Preservation Fund, Inc., a Maryland corporation organized in 1972. The Mortgage Fund is (and the Short-Intermediate Government Fund was) a separate series, or "Portfolio", of Kemper Portfolios ("KP"), an open-end management investment company organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective November 20, 1987, KP pursuant to a reorganization succeeded to the assets and liabilities of Investment Portfolios, Inc., a Maryland corporation organized on March 26, 1982. After such reorganization, KP was known as Investment Portfolios until February 1, 1991, and thereafter until May 28, 1994, as Kemper Investment Portfolios, when the name of KP became "Kemper Portfolios." Until December 1, 1989, the Mortgage Fund was known as the "Government Plus Portfolio" and prior to May 28, 1994, the Mortgage Fund was known as the "Government Portfolio." Each Fund is a diversified, registered open-end investment company.


Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of each Trust may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trusts may offer multiple Portfolios, each is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Shares of each Portfolio have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Portfolio's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Trust, shareholders may remove trustees. If shares of more than one Portfolio for any Trust are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof);
(e) (with respect to the Mortgage and Short-Intermediate Government Funds only) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.